                                                                     EXHIBIT 4.1

================================================================================



                            SERIES 2005-5 SUPPLEMENT
                            Dated as of July 21, 2005


                                       to


                         POOLING AND SERVICING AGREEMENT
                            Dated as of May 16, 1996,
                  as amended and restated as of April 16, 2004


                                 $1,100,000,000


                                 --------------


                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST


                                  Series 2005-5


                                 --------------


                                      among


              AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION II

           AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION III LLC

            AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION IV LLC
                                 as Transferors


             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.
                                   as Servicer


                                       and


                              THE BANK OF NEW YORK
                                   as Trustee
                on behalf of the Series 2005-5 Certificateholders

================================================================================

                                TABLE OF CONTENTS

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
                                                                                                                 PAGE


         ARTICLE I      Creation of the Series 2005-5 Certificates...............................................1

         Section 1.01.  Designation..............................................................................1

         ARTICLE II     Definitions..............................................................................2

         Section 2.01.  Definitions..............................................................................2

         ARTICLE III    Servicing Fee...........................................................................14

         Section 3.01.  Servicing Compensation..................................................................14

         ARTICLE IV     Rights of Series 2005-5 Certificateholders and
                        Allocation and Application of Collections...............................................14

         Section 4.01.  Collections and Allocations.............................................................14

         Section 4.02.  Determination of Monthly Interest.......................................................16

         Section 4.03.  Principal Funding Account; Controlled Accumulation Period...............................18

         Section 4.04.  Required Amount.........................................................................19

         Section 4.05.  Application of Class A Available Funds, Class B Available
                        Funds, Collateral Available Funds and Available Principal Collections...................20

         Section 4.06.  Defaulted Amounts; Investor Charge-Offs.................................................22

         Section 4.07.  Excess Spread; Excess Finance Charge Collections........................................23

         Section 4.08.  Reallocated Principal Collections.......................................................24

         Section 4.09.  Excess Finance Charge Collections.......................................................25

         Section 4.10.  Reallocated Investor Finance Charge Collections.........................................25

         Section 4.11.  Shared Principal Collections............................................................26

         Section 4.12.  Reserve Account.........................................................................26

         Section 4.13.  Investment Instructions.................................................................28

         Section 4.14.  Determination of LIBOR..................................................................28

         ARTICLE V      Distributions and Reports to Series 2005-5 Certificateholders...........................29

         Section 5.01.  Distributions...........................................................................29

         Section 5.02.  Reports and Statements to Series 2005-5 Certificateholders..............................30

         ARTICLE VI     Pay-Out Events..........................................................................30

         Section 6.01.  Pay-Out Events..........................................................................30

         ARTICLE VII    Optional Repurchase; Series Termination.................................................32

         Section 7.01.  Optional Repurchase.....................................................................32

         Section 7.02.  Series Termination......................................................................32
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                                      -i-
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                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                                 PAGE

         ARTICLE VIII   Final Distributions.....................................................................33

         Section 8.01.  Sale of Receivables or Certificateholders' Interest pursuant to Section
                        2.06 or 10.01 of the
                        Agreement and Section 7.01 or 7.02 of this Supplement...................................33

         Section 8.02.  Distribution of Proceeds of Sale, Disposition or Liquidation of the
                        Receivables pursuant to Section 9.01 of the Agreement...................................34

         ARTICLE IX     Miscellaneous Provisions................................................................35

         Section 9.01.  Ratification of Agreement...............................................................35

         Section 9.02.  Counterparts............................................................................35

         Section 9.03.  Governing Law...........................................................................35

         Section 9.04.  [Reserved]..............................................................................35

         Section 9.05.  [Reserved]..............................................................................35

         Section 9.06.  Uncertificated Securities...............................................................35

         Section 9.07.  Transfers of the Collateral Interest....................................................35
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                                      -ii-

                  SERIES 2005-5 SUPPLEMENT, dated as of July 21, 2005 (the "Supplement"), among AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION II, a Delaware corporation, AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION III LLC, a Delaware limited liability company, and AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION IV LLC, a Delaware limited liability company, as Transferors, AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC., a New York corporation, as Servicer, and THE BANK OF NEW YORK, a banking corporation organized and existing under the laws of the State of New York, not in its individual capacity, but solely as Trustee.

                  Pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004 (as amended and restated and as otherwise amended and supplemented, the "Agreement"), among the Transferors, the Servicer and the Trustee, the AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST (the "Trust") has been created. Section 6.03 of the Agreement provides that the Transferors may from time to time direct the Trustee to authenticate one or more new Series of Investor Certificates representing fractional undivided interests in the Trust. The Principal Terms of any new Series are to be set forth in a Supplement to the Agreement.

                  Pursuant to this Supplement, the Transferors and the Trustee shall create a new Series of Investor Certificates and specify the Principal Terms thereof.

                                   ARTICLE I

                   Creation of the Series 2005-5 Certificates

                  Section 1.01. Designation.

                  (a) There is hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this Supplement to be known as "American Express Credit Account Master Trust, Series 2005-5." The Series 2005-5 Certificates shall be issued in two Classes, the first of which shall be known as the "Class A Series 2005-5 Floating Rate Asset Backed Certificates" and the second of which shall be known as the "Class B Series 2005-5 Floating Rate Asset Backed Certificates." In addition, there is hereby created a third Class of uncertificated interests in the Trust which shall be known as the "Collateral Interest, Series 2005-5" and which shall be deemed to be "Investor Certificates" for all purposes under the Agreement and this Supplement other than for purposes of the definition of the term "Tax Opinion" in Section 1.01 of the Agreement. The Collateral Interest shall be considered a Class of Series 2005-5 for all purposes of the Agreement and this Supplement, including for purposes of voting concerning the liquidation of the Trust pursuant to Section 9.01 of the Agreement. The Collateral Interest Holder shall be deemed to be the Series Enhancer for all purposes under the Agreement and this Supplement.

                  (b) Series 2005-5 shall be included in Group II and shall be a Principal Sharing Series. Series 2005-5 shall be an Excess Allocation Series. Series 2005-5 shall not be subordinated to any other Series. Notwithstanding any provision in the Agreement or in this Supplement to the contrary, the first Distribution Date with respect to Series 2005-5 shall be the August 2005 Distribution Date and the first Monthly Period shall begin on and include the Closing Date and end on and include July 25, 2005.

                  (c) Except as expressly provided herein, (i) the provisions of
Article VI and Article XII of the Agreement relating to the registration, authentication, delivery, presentation, cancellation and surrender of Registered Certificates shall not be applicable to the Collateral Interest, and (ii) the provisions of Section 3.07 of the Agreement shall not cause the Collateral Interest to be treated as debt for federal, state and local income and franchise tax purposes, but rather the Transferors intend, and together with the Collateral Interest Holder, agree to treat the Collateral Interest for federal, state and local income and franchise tax purposes as representing an equity interest in the assets of the Trust.

                                   ARTICLE II

                                   Definitions

                  Section 2.01. Definitions.

                  (a) Whenever used in this Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and the masculine as well as the feminine and neuter genders of such terms.

                  "Additional Interest" means, with respect to any Distribution Date, the Class A Additional Interest, the Class B Additional Interest and the Collateral Additional Interest for such Distribution Date.

                  "Adjusted Invested Amount" shall mean, with respect to any date of determination, an amount equal to the Invested Amount less the Principal Funding Account Balance on such date of determination.

                  "Assignee" shall have the meaning specified in subsection 9.07(a).

                  "Available Principal Collections" shall mean, with respect to any Monthly Period, an amount equal to the sum of (a) (i) an amount equal to the Principal Allocation Percentage of Series 2005-5 Allocable Principal Collections received during such Monthly Period minus (ii) the amount of Reallocated Principal Collections with respect to such Monthly Period which pursuant to
Section 4.08 are required to fund the Required Amount for the related Distribution Date, (b) any Shared Principal Collections with respect to other Series that are allocated to Series 2005-5 in accordance with Section 4.04 of the Agreement and Section 4.11 of this Supplement, and (c) any other amounts which pursuant to Section 4.05 or 4.07 of this Supplement are to be treated as Available Principal Collections with respect to the related Distribution Date.

                  "Available Reserve Account Amount" shall mean, with respect to any Distribution Date, the lesser of (a) the amount on deposit in the Reserve Account on such date (before giving effect to any deposit to be made to the Reserve Account on such date) and (b) the Required Reserve Account Amount.

                  "Base Rate" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of the Class A Monthly Interest, the Class B Monthly Interest (calculated as if the Class B Invested Amount equals the outstanding principal balance of the Class B Certificates), the Collateral Minimum Monthly Interest and the Monthly Servicing Fee with respect to the related Distribution Date and the denominator of which is the Invested Amount as of the last day of the preceding Monthly Period.

                  "Class A Additional Interest" shall have the meaning specified in subsection 4.02(a).

                  "Class A Adjusted Invested Amount" shall mean, with respect to any date of determination, an amount equal to the Class A Invested Amount less the Principal Funding Account Balance (but not in excess of the Class A Invested Amount) on such date.

                  "Class A Available Funds" shall mean, with respect to any Monthly Period, an amount equal to the sum of (a) if such Monthly Period relates to a Distribution Date with respect to the Controlled Accumulation Period, the Class A Floating Percentage of Principal Funding Account Investment Proceeds, if any, with respect to such Distribution Date, (b) the Class A Floating Percentage of the Reallocated Investor Finance Charge Collections and (c) the amount of funds, if any, to be withdrawn from the Reserve Account which, pursuant to subsection 4.12(d), are required to be included in Class A Available Funds with respect to such Distribution Date.

                  "Class A Certificate Rate" shall mean, for any Interest Accrual Period with respect to the Class A Certificates, a per annum rate equal to LIBOR plus 0.04%.

                  "Class A Certificateholder" shall mean the Person in whose name a Class A Certificate is registered in the Certificate Register.

                  "Class A Certificates" shall mean any one of the Certificates executed by the Transferors and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-l.

                  "Class A Floating Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class A Adjusted Invested Amount as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Invested Amount as of such day; provided, however, that with respect to the first Monthly Period, the Class A Floating Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class A Initial Invested Amount and the denominator of which is the Initial Invested Amount.

                  "Class A Initial Invested Amount" shall mean $918,500,000.

                  "Class A Interest Shortfall" shall have the meaning specified in subsection 4.02(a).

                  "Class A Invested Amount" shall mean, on any date of determination, an amount equal to (a) the Class A Initial Invested Amount, minus
(b) the aggregate amount of principal payments made to the Class A Certificateholders on or prior to such date, minus (c) the excess, if any, of
(i) the aggregate amount of Class A Investor Charge-Offs for all prior Distribution Dates over (ii) Class A Investor Charge-Offs reimbursed pursuant to subsection 4.07(b) prior to such date.

                  "Class A Investor Charge-Offs" shall have the meaning specified in subsection 4.06(a).

                  "Class A Investor Default Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (i) the Investor Default Amount for such Distribution Date and (ii) the Class A Floating Percentage for such Monthly Period.

                  "Class A Monthly Interest" shall have the meaning specified in subsection 4.02(a).

                  "Class A Principal Percentage" shall mean, with respect to any Monthly Period (i) during the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Invested Amount as of the last day of the immediately preceding Monthly Period and the denominator of which is the Invested Amount as of such day and
(ii) during the Controlled Accumulation Period, the Early Amortization Period or any Partial Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Invested Amount as of the close of business on the date on which the Revolving Period shall have terminated and the denominator of which is the Invested Amount as of the close of business on the date on which the Revolving Period shall have terminated; provided, however, that with respect to the first Monthly Period, the Class A Principal Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class A Initial Invested Amount and denominator of which is the Initial Invested Amount.

                  "Class A Required Amount" shall have the meaning specified in subsection 4.04(a).

                  "Class A Servicing Fee" shall have the meaning specified in
Section 3.01.

                  "Class B Additional Interest" shall have the meaning specified in subsection 4.02(b).

                  "Class B Adjusted Invested Amount" shall mean, with respect to any date of determination, an amount equal to the Class B Invested Amount less the positive difference, if any, between the Principal Funding Account Balance and the Class A Invested Amount on such date.

                  "Class B Available Funds" shall mean, with respect to any Monthly Period, an amount equal to the sum of (a) the Class B Floating Percentage of the Reallocated Investor Finance Charge Collections and (b) if such Monthly Period relates to a Distribution Date with respect to the Controlled Accumulation Period, the Class B Floating Percentage of the Principal Funding Account Investment Proceeds, if any, with respect to such Distribution Date.

                  "Class B Certificate Rate" shall mean, for any Interest Accrual Period with respect to the Class B Certificates, a per annum rate equal to LIBOR plus 0.18%.

                  "Class B Certificateholder" shall mean the Person in whose name a Class B Certificate is registered in the Certificate Register.

                  "Class B Certificates" shall mean any one of the Certificates executed by the Transferors and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2.

                  "Class B Floating Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class B Adjusted Invested Amount as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Invested Amount as of the close of business on such day; provided, however, that with respect to the first Monthly Period, the Class B Floating Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class B Initial Invested Amount and the denominator of which is the Initial Invested Amount.

                  "Class B Initial Invested Amount" shall mean $82,500,000.

                  "Class B Interest Shortfall" shall have the meaning specified in subsection 4.02(b).

                  "Class B Invested Amount" shall mean, on any date of determination, an amount equal to (a) the Class B Initial Invested Amount, minus
(b) the aggregate amount of principal payments made to the Class B Certificateholders prior to such date, minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates, minus (d) the amount of Reallocated Principal Collections allocated on all prior Distribution Dates pursuant to subsection 4.08(a) (excluding any Reallocated Principal Collections that have resulted in a reduction in the Collateral Invested Amount pursuant to
Section 4.08), minus (e) an amount equal to the amount by which the Class B Invested Amount has been reduced on all prior Distribution Dates pursuant to subsection 4.06(a) and plus (f) the amount of Excess Spread and Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to subsection 4.07(e) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided, however, that the Class B Invested Amount may not be reduced below zero.

                  "Class B Investor Charge-Offs" shall have the meaning specified in subsection 4.06(b).

                  "Class B Investor Default Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (i) the Investor Default Amount for such Distribution Date and (ii) the Class B Floating Percentage for such Monthly Period.

                  "Class B Monthly Interest" shall have the meaning specified in subsection 4.02(b).

                  "Class B Principal Percentage" shall mean, with respect to any Monthly Period, (i) during the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Invested Amount as of the last day of the immediately preceding Monthly Period and the denominator of which is the Invested Amount as of such day and (ii) during the Controlled Accumulation Period, the Early Amortization Period or any Partial Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Invested Amount as of the close of business on the date on which the Revolving Period shall have terminated and the denominator of which is the Invested Amount as of the close of business on the date on which the Revolving Period shall have terminated; provided, however, that with respect to the first Monthly Period, the Class B Principal Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class B Initial Invested Amount and the denominator of which is the Initial Invested Amount.

                  "Class B Required Amount" shall have the meaning set forth in subsection 4.04(b).

                  "Class B Servicing Fee" shall have the meaning specified in
Section 3.01.

                  "Closing Date" shall mean July 21, 2005; provided that, for purposes of determining the date on which the first Monthly Period begins, the Closing Date shall be deemed to be the close of business on the last day of the seventh billing cycle applicable to the Accounts ending in June 2005.

                  "Collateral Additional Interest" shall have the meaning specified in subsection 4.02(c).

                  "Collateral Available Funds" shall mean with respect to any Distribution Date, the Collateral Floating Percentage of Reallocated Investor Finance Charge Collections with respect to the preceding Monthly Period.

                  "Collateral Charge-Offs" shall have the meaning specified in subsection 4.06(c).

                  "Collateral Default Amount" shall mean, with respect to any Distribution Date, the product of the Investor Default Amount for such Distribution Date and the Collateral Floating Percentage.

                  "Collateral Floating Percentage" shall mean, with respect to any Distribution Date, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Collateral Invested Amount as of the close of business on the last day of the preceding Monthly Period and the denominator of which is the Adjusted Invested Amount as of the close of business on such last day; provided, however, that with respect to the first Monthly Period, the Collateral Floating Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Collateral Initial Invested Amount and the denominator of which is the Initial Invested Amount.

                  "Collateral Initial Invested Amount" shall mean $99,000,000.

                  "Collateral Interest" shall mean a fractional undivided interest in the Trust which shall consist of the right to receive, (i) to the extent necessary to make the required payments to the Collateral Interest Holder under this Supplement, the portion of Collections allocable thereto under the Agreement and this Supplement and funds on deposit in the Collection Account allocable thereto pursuant to the Agreement and this Supplement and (ii) amounts available for payment to the Collateral Interest Holder pursuant to subsections 4.07(k), 4.12(e), 4.12(f), 8.01(b), 8.02(a) and 8.02(b) or any other provision of this Supplement.

                  "Collateral Interest Holder" shall mean the entity so designated in the Transfer Agreement.

                  "Collateral Interest Shortfall" shall have the meaning specified in subsection 4.02(c).

                  "Collateral Invested Amount" shall mean, when used with respect to any date, an amount equal to (a) the Collateral Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the Collateral Interest Holder prior to such date, minus (c) the aggregate amount of Collateral Charge-Offs for all prior Distribution Dates pursuant to subsection 4.06(c), minus (d) the aggregate amount of Reallocated Principal Collections allocated on all prior Distribution Dates pursuant to Section 4.08 allocable to the Collateral Invested Amount, minus (e) an amount equal to the amount by which the Collateral Invested Amount has been reduced on all prior Distribution Dates pursuant to subsections 4.06(a) and (b), and plus (f) the amount allocated and available on all prior Distribution Dates pursuant to subsection 4.07(i), for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses
(c), (d) and (e); provided, however, that the Collateral Invested Amount may not be reduced below zero.

                  "Collateral Minimum Interest Rate" shall mean the rate specified in the Transfer Agreement; provided that for purposes of this Supplement, such rate shall not exceed LIBOR plus 0.32% per annum.

                  "Collateral Minimum Monthly Interest" shall have the meaning specified in subsection 4.02(c).

                  "Collateral Principal Percentage" shall mean, with respect to any Monthly Period, (i) during the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Invested Amount as of the last day of the immediately preceding Monthly Period and the denominator of which is the Invested Amount as of such day and (ii) during the Controlled Accumulation Period, the Early Amortization Period or any Partial Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Invested Amount as of the close of business on the date on which the Revolving Period shall have terminated and the denominator of which is the Invested Amount as of the close of business on the date on which the Revolving Period shall have terminated; provided, however, that with respect to the first Monthly Period, the Collateral Principal Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Collateral Initial Invested Amount and the denominator of which is the Initial Invested Amount.

                  "Collateral Servicing Fee" shall have the meaning set forth in
Section 3.01.

                  "Controlled Accumulation Amount" shall mean, for any Distribution Date with respect to the Controlled Accumulation Period, $83,416,666.67; provided, however, that, if the Controlled Accumulation Period Length is determined to be less than 12 months, the Controlled Accumulation Amount for each Distribution Date with respect to the Controlled Accumulation Period will be equal to (i) the product of (x) the sum of the Class A Initial Invested Amount and the Class B Initial Invested Amount and (y) the Controlled Accumulation Period Factor for the related Monthly Period divided by (ii) the Required Accumulation Factor Number.

                  "Controlled Accumulation Period" shall mean, unless a Pay-Out Event shall have occurred prior thereto, the period commencing at the close of business on the last day of the June 2009 Monthly Period or such later date as is determined in accordance with subsection 4.03(c) and ending on the first to occur of (a) the commencement of the Early Amortization Period, (b) the payment in full of the Invested Amount and (c) the Expected Final Payment Date.

                  "Controlled Accumulation Period Factor" shall mean, for each Monthly Period, a fraction, the numerator of which is equal to the sum of the series invested amounts as of the last day of the prior Monthly Period of all outstanding Series, and the denominator of which is equal to the sum (without duplication) of (a) the Series Invested Amount as of the last day of the prior Monthly Period, (b) the series invested amounts as of the last day of the prior Monthly Period of all outstanding Series (other than Series 2005-5) that are not expected to be in their revolving periods, and (c) the series invested amounts as of the last day of the prior Monthly Period of all other outstanding Series that are not Principal Sharing Series and are in their revolving periods.

                  "Controlled Accumulation Period Length" has the meaning specified in subsection 4.03(c).

                  "Controlled Deposit Amount" shall mean, for any Distribution Date with respect to the Controlled Accumulation Period, an amount equal to the sum of the Controlled Accumulation Amount for such Distribution Date and any Deficit Controlled Accumulation Amount for the immediately preceding Distribution Date.

                  "Covered Amount" shall mean, for any Distribution Date with respect to the Controlled Accumulation Period or the first Special Payment Date, if such Special Payment Date occurs prior to the date the Class A Invested Amount is paid in full, an amount equal to the sum of (x) with respect to the Class A Certificates, the product of (i) the Class A Certificate Rate, (ii) a fraction, the numerator of which is the actual number of days from and including the prior Distribution Date to but excluding the then current Distribution Date and the denominator of which is 360 and, (iii) the Principal Funding Account Balance, if any, as of the preceding Distribution Date that is allocable to the principal of the Class A Certificates and (y) with respect to the Class B Certificates, the product of (i) the Class B Certificate Rate, (ii) a fraction, the numerator of which is the actual number of days from and including the prior Distribution Date to but excluding the then current Distribution Date and the denominator of which is 360 and (iii) the Principal Funding Account Balance, if any, as of the preceding Distribution Date that is allocable to the principal of the Class B Certificates.

                  "Deficit Controlled Accumulation Amount" shall mean (a) on the first Distribution Date with respect to the Controlled Accumulation Period, the excess, if any, of the Controlled Accumulation Amount for such Distribution Date over the amount deposited in the Principal Funding Account on such Distribution Date and (b) on each subsequent Distribution Date with respect to the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount for such subsequent Distribution Date over the amount deposited in the Principal Funding Account on such subsequent Distribution Date.

                  "Distribution Date" shall mean August 15, 2005, and the 15th day of each calendar month thereafter, or if such 15th day is not a Business Day, the next succeeding Business Day.

                  "Early Amortization Period" shall mean the period commencing at the close of business on the Business Day immediately preceding the day on which a Pay-Out Event with respect to Series 2005-5 is deemed to have occurred, and ending on the first to occur of (i) the payment in full of the Invested Amount or (ii) the Series 2005-5 Termination Date.

                  "Excess Finance Charge Collections" shall mean collections of Finance Charge Receivables and certain other amounts allocable to the Certificateholders' Interest of any Excess Allocation Series in excess of the amounts necessary to make required payments with respect to such series (including payments to the provider of any related Series Enhancement) that are payable out of collections of Finance Charge Receivables.

                  "Excess Spread" shall mean, with respect to any Distribution Date, the sum of the amounts, if any, specified pursuant to subsections 4.05(a)(iv), 4.05(b)(iii) and 4.05(c)(ii) with respect to such Distribution Date.

                  "Expected Final Payment Date" shall mean the July 2010 Distribution Date.

                  "Finance Charge Shortfall" shall have the meaning specified in
Section 4.09.

                  "Floating Allocation Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Adjusted Invested Amount as of the last day of the preceding Monthly Period (or with respect to the first Monthly Period, the Initial Invested Amount) and the denominator of which is the product of (x) the Series 2005-5 Allocation Percentage with respect to such Monthly Period and (y) the sum of (i) the total amount of Principal Receivables in the Trust as of such day (or with respect to the first Monthly Period, the total amount of Principal Receivables in the Trust on the Closing
Date) and (ii) the principal amount on deposit in the Special Funding Account as of such last day (or with respect to the first Monthly Period, as of the Closing
Date); provided, however, that with respect to any Monthly Period in which an Addition Date for an Aggregate Addition or a Removal Date occurs the amount in
(y)(i) above shall be (1) the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date and (2) the aggregate amount of Principal Receivables in the Trust at the end of the day on the related Addition Date or Removal Date for the period from and including the related Addition Date or Removal Date to and including the last day of such Monthly Period.

                  "Group II" shall mean Series 2005-5 and each other Series specified in the related Supplement to be included in Group II.

                  "Group II Investor Additional Amounts" shall mean, with respect to any Distribution Date, the sum of (a) Series 2005-5 Additional Amounts for such Distribution Date and (b) for all other Series included in Group II, the sum of (i) the aggregate net amount by which the Invested Amounts of such Series have been reduced as a result of investor charge-offs, subordination of principal collections and funding the investor default amounts in respect of any Class or Series Enhancement interests of such Series as of such Distribution Date and (ii) if the applicable Supplements so provide, the aggregate unpaid amount of interest at the applicable certificate rates that has accrued on the amounts described in the preceding clause (i) for such Distribution Date.

                  "Group II Investor Default Amount" shall mean, with respect to any Distribution Date, the sum of (a) the Investor Default Amount for such Distribution Date and (b) the aggregate amount of the investor default amounts for all other Series included in Group II for such Distribution Date.

                  "Group II Investor Finance Charge Collections" shall mean, with respect to any Distribution Date, the sum of (a) Investor Finance Charge Collections for such Distribution Date and (b) the aggregate amount of the investor finance charge collections for all other Series included in Group II for such Distribution Date.

                  "Group II Investor Monthly Fees" shall mean with respect to any Distribution Date, the sum of (a) Series 2005-5 Monthly Fees for such Distribution Date and (b) the aggregate amount of the servicing fees, investor fees, fees payable to any Series Enhancer and any other similar fees, which are payable out of reallocated investor finance charge collections pursuant to the related Supplements, for all other Series included in Group II for such Distribution Date.

                  "Group II Investor Monthly Interest" shall mean, with respect to any Distribution Date, the sum of (a) Series 2005-5 Monthly Interest for such Distribution Date and (b) the aggregate amount of monthly interest, including overdue monthly interest and interest on such overdue monthly interest, if such amounts are payable out of reallocated investor finance charge collections pursuant to the related Supplements, for all other Series included in Group II for such Distribution Date.

                  "Initial Invested Amount" shall mean $1,100,000,000.

                  "Interest Accrual Period" shall mean, with respect to any Distribution Date, the period (a) from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) and (b) to but excluding such Distribution Date.

                  "Invested Amount" shall mean, as of any date of determination, an amount equal to the sum of (a) the Class A Invested Amount as of such date,
(b) the Class B Invested Amount as of such date and (c) the Collateral Invested Amount as of such date.

                  "Investment Letter" shall have the meaning specified in subsection 9.07(a).

                  "Investor Charge-Offs" shall mean Class A Investor Charge-Offs, Class B Investor Charge-Offs and Collateral Charge-Offs.

                  "Investor Default Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Series 2005-5 Allocable Defaulted Amount for the related Monthly Period and (b) the Floating Allocation Percentage for such Monthly Period.

                  "Investor Finance Charge Collections" shall mean with respect to any Distribution Date, an amount equal to the product of (a) the Floating Allocation Percentage for the related Monthly Period and (b) Series 2005-5 Allocable Finance Charge Collections deposited in the Collection Account for the related Monthly Period.

                  "LIBOR" shall mean, for any Interest Accrual Period, a per annum interest rate determined by the Trustee for such Interest Accrual Period in accordance with the provisions of Section 4.14.

                  "LIBOR Determination Date" shall mean July 19, 2005 for the period from and including the Closing Date to but excluding August 15, 2005, and for every other Interest Accrual Period, the second London Business Day prior to the commencement of such Interest Accrual Period.

                  "London Business Day" shall mean any day on which dealings in deposits in United States dollars are transacted in the London interbank market.

                  "Monthly Interest" means, with respect to any Distribution Date, the Class A Monthly Interest, the Class B Monthly Interest and the Collateral Minimum Monthly Interest for such Distribution Date.

                  "Monthly Receivables Percentage" shall mean, for any day, the percentage equivalent of a fraction, the numerator of which is an amount equal to the sum of the aggregate amount of Principal Receivables outstanding in the Trust attributable to the Transferor or Account Owner with respect to which an Insolvency Event or a Transfer Restriction Event has occurred, and the denominator of which is an amount equal to the sum of the aggregate amount of Principal Receivables outstanding in the Trust, in each as of the last day of the immediately preceding Monthly Period.

                  "Monthly Servicing Fee" shall have the meaning specified in subsection 3.01.

                  "Pay-Out Event" shall mean any Pay-Out Event specified in
Section 6.01.

                  "Permitted Assignee" shall mean any Person who, if it were the Collateral Interest Holder or a holder of an interest in the Trust, as applicable, would not cause the Trust to be taxable as a publicly traded partnership for federal income tax purposes.

                  "Principal Allocation Percentage" shall mean, with respect to any day during a Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is (a) during the Revolving Period, the Series Adjusted Invested Amount for Series 2005-5 as of the last day of the immediately preceding Monthly Period (or, in the case of the first Monthly Period, the Initial Invested Amount) and (b) during the Controlled Accumulation Period, the Early Amortization Period or any Partial Amortization Period, the Series Adjusted Invested Amount for Series 2005-5 as of the close of business on the date on which the Revolving Period shall have terminated and the denominator of which is the product of (x) the sum of (i) the total amount of Principal Receivables in the Trust as of the last day of the immediately preceding Monthly Period (or with respect to the first Monthly Period, the total amount of Principal Receivables in the Trust as of the Closing Date) and (ii) the principal amount on deposit in the Special Funding Account as of such last day (or with respect to the first Monthly Period, the Closing Date) and (y) the Series 2005-5 Allocation Percentage as of the last day of the immediately preceding Monthly Period; provided, however, that with respect to any Monthly Period in which an Addition Date for an Aggregate Addition or a Removal Date occurs the amount in (x)(i) above shall be (1) the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date and (2) the aggregate amount of Principal Receivables in the Trust at the end of the day on the related Addition Date or Removal Date for the period from and including the related Addition Date or Removal Date to and including the last day of such Monthly Period; and provided further, that if after the commencement of the Controlled Accumulation Period a Pay-Out Event occurs with respect to another Series that was designated in the Supplement therefor as a Series that is a "Paired Series" with respect to Series 2005-5, the Transferors may, by written notice delivered to the Trustee and the Servicer, designate a different numerator for the foregoing fraction, provided that (x) such numerator is not less than the Adjusted Invested Amount as of the last day of the revolving period for such Paired Series, (y) the Transferors shall have received written notice from each Rating Agency that the Rating Agency Condition has been satisfied with respect to such designation and shall have delivered copies of each such written notice to the Servicer and the Trustee and (z) each Transferor shall have delivered to the Trustee an Officer's Certificate of such Transferor to the effect that, based on the facts known to such officer at such time, in the reasonable belief of such Transferor, such designation will not cause a Pay-Out Event or an event that, after the giving of notice or the lapse of time, would constitute a Pay-Out Event, to occur with respect to Series 2005-5.

                  "Principal Funding Account" shall have the meaning specified in subsection 4.03(a)(i).

                  "Principal Funding Account Balance" shall mean, with respect to any date of determination during the Controlled Accumulation Period, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination.

                  "Principal Funding Account Investment Proceeds" shall have the meaning specified in subsection 4.03(a)(ii).

                  "Principal Funding Account Investment Shortfall" shall mean, with respect to each Distribution Date during the Controlled Accumulation Period, the amount, if any, by which the Principal Funding Account Investment Proceeds are less than the Covered Amount.

                  "Reallocated Investor Finance Charge Collections" shall mean that portion of Group II Investor Finance Charge Collections allocated to Series 2005-5 pursuant to Section 4.10.

                  "Reallocated Principal Collections" shall mean, with respect to any Monthly Period, the product of (a) the Series 2005-5 Allocable Principal Collections deposited in the Collection Account for such Monthly Period and (b) the sum of the Class B Principal Percentage and the Collateral Principal Percentage.

                  "Reassignment Amount" shall mean, with respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (i) the Adjusted Invested Amount on such Distribution Date, plus (ii) Monthly Interest for such Distribution Date and any Monthly Interest previously due but not distributed to the Series 2005-5 Certificateholders on a prior Distribution Date, plus (iii) the amount of Additional Interest, if any, for such Distribution Date and any Additional Interest previously due but not distributed to the Series 2005-5 Certificateholders on a prior Distribution Date.

                  "Reference Banks" shall mean four major banks in the London interbank market selected by the Servicer.

                  "Required Accumulation Factor Number" shall be equal to a fraction, rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Accounts, expressed as a decimal, for the three months preceding the date of such calculation.

                  "Required Amount" shall mean, with respect to any Monthly Period, the sum of the Class A Required Amount and the Class B Required Amount.

                  "Required Reserve Account Amount" shall mean, with respect to any Distribution Date on or after the Reserve Account Funding Date, an amount equal to (1) 0.50% of the Class A Invested Amount as of the preceding Distribution Date (after giving effect to all changes therein on such date) or
(2) any other percentage (which may be 0%) of the Class A Invested Amount designated by the Transferors, provided that if such percentage is less than the percentage specified in clause (1) above, the Transferors shall have received the prior written consent of the Collateral Interest Holder and written notice from each Rating Agency that the Rating Agency Condition shall have been satisfied with respect to such designation and shall have delivered copies of each such written notice to the Servicer and the Trustee.

                  "Reserve Account" shall have the meaning specified in subsection 4.12(a).

                  "Reserve Account Funding Date" shall mean the Distribution Date which occurs not later than the earliest of (a) the Distribution Date with respect to the Monthly Period that commences not later than three months prior to the Distribution Date with respect to the first Monthly Period in the Controlled Accumulation Period, (b) in the event that the average Excess Spread Percentage for any three consecutive Monthly Periods ending in the July 2008 Monthly Period or any Monthly Period thereafter is less than 2%, the Distribution Date with respect to such Monthly Period, (c) in the event that the average Excess Spread Percentage for any three consecutive Monthly Periods ending in the January 2009 Monthly Period or any Monthly Period thereafter is less than 3%, the Distribution Date with respect to such Monthly Period and (d) such earlier Distribution Date as the Transferors may determine by written notice to the Trustee and the Servicer. For this purpose, the "Excess Spread Percentage" for any Monthly Period shall be equal to the Series Adjusted Portfolio Yield for such Monthly Period minus the Base Rate for such Monthly Period.

                  "Reserve Account Surplus" shall mean, as of any date of determination, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

                  "Reserve Draw Amount" shall have the meaning specified in subsection 4.12(c).

                  "Revolving Period" shall mean the period beginning at the close of business on the Series Cut-Off Date and ending on the earlier of (a) the close of business on the day immediately preceding the day the Controlled Accumulation Period commences and (b) the close of business on the day immediately preceding the day the Early Amortization Period commences.

                  "Series Adjusted Portfolio Yield" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, (A) the numerator of which is equal to (a) Reallocated Investor Finance Charge Collections with respect to such Monthly Period, plus (b) the amount of any Principal Funding Account Investment Proceeds for the related Distribution Date, plus (c) provided that each Rating Agency has consented in writing to the inclusion thereof in calculating the Series Adjusted Portfolio Yield, any Excess Finance Charge Collections that are allocated to Series 2005-5 with respect to such Monthly Period, plus (d) the amount of funds, if any, withdrawn from the Reserve Account which pursuant to subsection 4.12(d) are required to be deposited into the Collection Account and included as Class A Available Funds for the Distribution Date with respect to such Monthly Period, minus (e) the Investor Default Amount for the Distribution Date with respect to such Monthly Period, and (B) the denominator of which is the Invested Amount as of the last day of the preceding Monthly Period.

                  "Series Cut-Off Date" shall mean the close of business on July 21, 2005.

                  "Series 2005-5" shall mean the Series of Certificates the terms of which are specified in this Supplement.

                  "Series 2005-5 Additional Amounts" shall mean, with respect to any Distribution Date, the sum of the amounts determined pursuant to subsections 4.07(b), (e) and (i) for such Distribution Date.

                  "Series 2005-5 Allocable Defaulted Amount" shall mean the Series Allocable Defaulted Amount with respect to Series 2005-5.

                  "Series 2005-5 Allocable Finance Charge Collections" shall mean the Series Allocable Finance Charge Collections with respect to Series 2005-5.

                  "Series 2005-5 Allocable Principal Collections" shall mean the Series Allocable Principal Collections with respect to Series 2005-5.

                  "Series 2005-5 Allocation Percentage" shall mean the Series Allocation Percentage with respect to Series 2005-5.

                  "Series 2005-5 Certificate" shall mean a Class A Certificate or a Class B Certificate or the Collateral Interest.

                  "Series 2005-5 Certificateholder" shall mean a Class A Certificateholder or a Class B Certificateholder or the Collateral Interest Holder.

                  "Series 2005-5 Certificateholders' Interest" shall mean the Certificateholders' Interest for Series 2005-5, including the Collateral Interest.

                  "Series 2005-5 Monthly Fees" shall mean, with respect to any Distribution Date, the amount determined pursuant to subsections 4.05(a)(ii),
(b)(ii) and (c)(i) and subsection 4.07(g).

                  "Series 2005-5 Monthly Interest" shall mean the amounts determined pursuant to subsections 4.02(a), (b) and (c).

                  "Series 2005-5 Principal Shortfall" shall have the meaning specified in Section 4.11.

                  "Series 2005-5 Termination Date" shall mean the February 2013 Distribution Date.

                  "Series Invested Amount" shall mean the Initial Invested
Amount.

                  "Series Required Transferor Amount" shall mean an amount equal to 7% of the Invested Amount.

                  "Servicing Base Amount" shall have the meaning specified in
Section 3.01.

                  "Servicing Fee Rate" shall mean 2.0% per annum.

                  "Special Payment Date" shall mean each Distribution Date with respect to the Early Amortization Period.

                  "Telerate Page 3750" shall mean the display page currently so designated on the Moneyline Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

                  "Transfer" shall have the meaning specified in subsection 9.07(a).

                  "Transfer Agreement" shall mean the Transfer and Administration Agreement, dated as of July 21, 2005, among RFC II, RFC III and RFC IV, as transferors, TRS, as administrator, and the American Express Credit Account Secured Note Trust 2005-5, as issuer, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Transferor Percentage" shall mean 100% minus (a) the Floating Allocation Percentage, when used at any time with respect to Finance Charge Receivables and Defaulted Receivables, or (b) the Principal Allocation Percentage, when used at any time with respect to Principal Receivables.

                  (b) Notwithstanding anything to the contrary in this Supplement or the Agreement, the term "Rating Agency" shall mean, whenever used in this Supplement or the Agreement with respect to Series 2005-5, Moody's and Standard & Poor's. As used in this Supplement and in the Agreement with respect to Series 2005-5, "highest investment category" shall mean (i) in the case of Standard & Poor's, AAA or A-1+, as applicable and (ii) in the case of Moody's, Aaa or P-1, as applicable.

                  (c) Each capitalized term defined herein shall relate to the Series 2005-5 Certificates and no other Series of Certificates issued by the Trust, unless the context otherwise requires. All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Agreement. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Supplement shall govern.

                  (d) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Supplement shall refer to this Supplement as a whole and not to any particular provision of this Supplement; references to any Article, subsection, Section or Exhibit are references to Articles, subsections, Sections and Exhibits in or to this Supplement unless otherwise specified; and the term "including" means "including without limitation."

                                  ARTICLE III

                                  Servicing Fee

                  Section 3.01. Servicing Compensation. The share of the Servicing Fee allocable to the Series 2005-5 Certificateholders with respect to any Distribution Date (the "Monthly Servicing Fee") shall be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) (i) the Adjusted Invested Amount as of the last day of the Monthly Period preceding such Distribution Date minus (ii) the product of the amount, if any, on deposit in the Special Funding Account as of the last day of the Monthly Period preceding such Distribution Date and the Series 2005-5 Allocation Percentage with respect to such Monthly Period (the amount calculated pursuant to this clause (b) is referred to as the "Servicing Base Amount"). The share of the Monthly Servicing Fee allocable to the Class A Certificateholders with respect to any Distribution Date (the "Class A Servicing Fee") shall be equal to one-twelfth of the product of (a) the Class A Floating Percentage, (b) the Servicing Fee Rate and (c) the Servicing Base Amount. The share of the Monthly Servicing Fee allocable to the Class B Certificateholders with respect to any Distribution Date (the "Class B Servicing Fee") shall be equal to one-twelfth of the product of (a) the Class B Floating Percentage, (b) the Servicing Fee Rate and (c) the Servicing Base Amount. The share of the Monthly Servicing Fee allocable to the Collateral Interest with respect to any Distribution Date (the "Collateral Servicing Fee") shall be equal to one-twelfth of the product of the (a) Collateral Floating Percentage, (b) the Servicing Fee Rate and (c) the Servicing Base Amount. The remainder of the Servicing Fee shall be paid by the Holders of the Transferor Certificates or the investor certificateholders of other Series (as provided in the related Supplements) and in no event shall the Trust, the Trustee or the Series 2005-5 Certificateholders be liable for the share of the Servicing Fee to be paid by the Holders of the Transferor Certificates or the investor certificateholders of any other Series. To the extent that the Class A Servicing Fee, the Class B Servicing Fee and the Collateral Servicing Fee are not paid in full pursuant to the preceding provisions of this Section 3.01, and Sections
4.05 and 4.07, they shall be paid by the Holders of the Transferor Certificates.

                                   ARTICLE IV

                 Rights of Series 2005-5 Certificateholders and
                    Allocation and Application of Collections

                  Section 4.01. Collections and Allocations.

                  (a) Allocations. Collections of Finance Charge Receivables and Principal Receivables and Defaulted Receivables allocated to Series 2005-5 pursuant to Article IV of the Agreement (and, as described herein, Collections of Finance Charge Receivables reallocated from other Series in Group II) shall be allocated and distributed or reallocated as set forth in this Article.

                  (b) Payments to the Transferor. The Servicer shall on each Deposit Date withdraw from the Collection Account and pay to the Holders of the Transferor Certificates the following amounts:

                      (i) an amount equal to the Transferor Percentage for the
                  related Monthly Period of Series 2005-5 Allocable Finance Charge Collections to the extent such amount is deposited in the Collection Account; and

                      (ii) an amount equal to the Transferor Percentage for the
                  related Monthly Period of Series 2005-5 Allocable Principal Collections deposited in the Collection Account, if the Transferor Amount (determined after giving effect to any Principal Receivables transferred to the Trust on such Deposit
                  Date) exceeds zero.

                  The withdrawals to be made from the Collection Account pursuant to this subsection 4.01(b) do not apply to deposits into the Collection Account that do not represent Collections, including payment of the purchase price for the Certificateholders' Interest pursuant to Section 2.06 or 10.01 of the Agreement, payment of the purchase price for the Series 2005-5 Certificateholders' Interest pursuant to Section 7.01 of this Supplement and proceeds from the sale, disposition or liquidation of Receivables pursuant to
Section 9.01 or 12.02 of the Agreement.

                  (c) Allocations to the Series 2005-5 Certificateholders. The Servicer shall, prior to the close of business on each Deposit Date, allocate to the Series 2005-5 Certificateholders the following amounts as set forth below:

                      (i) Allocations of Finance Charge Collections. The
                  Servicer shall allocate to the Series 2005-5
                  Certificateholders and retain in the Collection Account for application as provided herein an amount equal to the product of (A) the Floating Allocation Percentage and (B) the Series 2005-5 Allocation Percentage and (C) the aggregate amount of Collections of Finance Charge Receivables deposited in the Collection Account on such Deposit Date.

                      (ii) Allocations of Principal Collections. The Servicer
                  shall allocate to the Series 2005-5 Certificateholders the following amounts as set forth below:

                            (x) Allocations During the Revolving Period. During
                      the Revolving Period (A) an amount equal to the product of
                      (I) the sum of the Class B Principal Percentage and the Collateral Principal Percentage and (II) the Principal Allocation Percentage and (III) the Series 2005-5 Allocation Percentage and (IV) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date, shall be allocated to the Series 2005-5 Certificateholders and retained in the Collection Account until applied as provided herein and (B) an amount equal to the product of
                      (I) the Class A Principal Percentage and (II) the Principal Allocation Percentage and (III) the Series 2005-5 Allocation Percentage and (IV) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date shall be allocated to the Series 2005-5 Certificateholders and first, if any other Principal Sharing Series is outstanding and in its amortization period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections on the related Distribution Date, and second paid to the Holders of the Transferor Certificates; provided, however, that such amount to be paid to the Holders of the Transferor Certificates on any Deposit Date shall be paid to such Holders only if the Transferor Amount on such Deposit Date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Special Funding Account.

                            (y) Allocations During the Controlled Accumulation
                      Period. During the Controlled Accumulation Period (A) an amount equal to the product of (I) the sum of the Class B Principal Percentage and the Collateral Principal Percentage and (II) the Principal Allocation Percentage and (III) the Series 2005-5 Allocation Percentage and (IV) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date, shall be allocated to the Series 2005-5 Certificateholders and retained in the Collection Account until applied as provided herein and (B) an amount equal to the product of (I) the Class A Principal Percentage and
                      (II) the Principal Allocation Percentage and (III) the Series 2005-5 Allocation Percentage and (IV) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date (the product specified in this clause (B) for any such date is hereinafter referred to as a "Percentage Allocation") shall be allocated to the Series 2005-5 Certificateholders and retained in the Collection Account until applied as provided herein; provided, however, that if the sum of such Percentage Allocation and all preceding Percentage Allocations with respect to the same Monthly Period exceeds the Controlled Deposit Amount during the Controlled Accumulation Period for the related Distribution Date, then such excess shall not be treated as a Percentage Allocation and shall be first, if any other Principal Sharing Series is outstanding and in its amortization period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections on the related Distribution Date, and second paid to the Holders of the Transferor Certificates only if the Transferor Amount on such Deposit Date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Special Funding Account.

                            (z) Allocations During the Early Amortization
                      Period. During the Early Amortization Period, an amount equal to the product of (A) the Principal Allocation Percentage and (B) the Series 2005-5 Allocation Percentage and (C) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date, shall be allocated to the Series 2005-5 Certificateholders and retained in the Collection Account until applied as provided herein; provided, however, that after the date on which an amount of such Collections equal to the Adjusted Invested Amount has been deposited into the Collection Account and allocated to the Series 2005-5 Certificateholders, the remainder that has not been so deposited and allocated shall be first, if any other Principal Sharing Series is outstanding and in its amortization period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections on the related Distribution Date, and second paid to the Holders of the Transferor Certificates only if the Transferor Amount on such date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Special Funding Account.

                  Section 4.02. Determination of Monthly Interest.

                  (a) The amount of monthly interest ("Class A Monthly Interest") distributable from the Collection Account with respect to the Class A Certificates on any Distribution Date shall be an amount equal to the product of
(i) a fraction, the numerator of which is the actual number of days in the period from (and including) the immediately preceding Distribution Date (or in the case of the first Distribution Date, the Closing Date) to (but excluding) such Distribution Date and the denominator of which is 360, (ii) the Class A Certificate Rate for such Distribution Date and (iii) the outstanding principal balance of the Class A Certificates as of close of business on the immediately preceding Record Date.

                  On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class A Interest Shortfall"), of (x) the Class A Monthly Interest for such Distribution Date over
(y) the aggregate amount of funds allocated and available to pay such Class A Monthly Interest on such Distribution Date. If the Class A Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class A Interest Shortfall is fully paid, an additional amount ("Class A Additional Interest") equal to the product of (i) a fraction, the numerator of which is the actual number of days in the period from (and including) the immediately preceding Distribution Date (or in the case of the first Distribution Date, the Closing Date) to (but excluding) such Distribution Date and the denominator of which is 360, (ii) the sum of (x) the Class A Certificate Rate and (y) 2.0% per annum and (iii) such Class A Interest Shortfall (or the portion thereof which has not been paid to the Class A Certificateholders) shall be payable as provided herein with respect to the Class A Certificates. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to the Class A Certificateholders only to the extent permitted by applicable law.

                  (b) The amount of monthly interest ("Class B Monthly Interest") distributable from the Collection Account with respect to the Class B Certificates on any Distribution Date shall be an amount equal to the product of
(i) a fraction, the numerator of which is the actual number of days in the period from (and including) the immediately preceding Distribution Date (or in the case of the first Distribution Date, the Closing Date) to (but excluding) such Distribution Date and the denominator of which is 360, (ii) the Class B Certificate Rate for such Distribution Date and (iii) the Class B Invested Amount as of the close of business on the immediately preceding Record Date.

                  On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class B Interest Shortfall"), of (x) the Class B Monthly Interest for such Distribution Date over
(y) the aggregate amount of funds allocated and available to pay such Class B Monthly Interest on such Distribution Date. If the Class B Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class B Interest Shortfall is fully paid, an additional amount ("Class B Additional Interest") equal to the product of (i) a fraction, the numerator of which is the actual number of days in the period from (and including) the immediately preceding Distribution Date (or in the case of the first Distribution Date, the Closing Date) to (but excluding) such Distribution Date and the denominator of which is 360, (ii) the sum of (x) the Class B Certificate Rate and (y) 2.0% per annum and (iii) such Class B Interest Shortfall (or the portion thereof which has not been paid to the Class B Certificateholders) shall be payable as provided herein with respect to the Class B Certificates. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to the Class B Certificateholders only to the extent permitted by applicable law.

                  (c) The amount of monthly interest ("Collateral Minimum Monthly Interest") distributable from the Collection Account with respect to the Collateral Invested Amount on any Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the period from (and including) the immediately preceding Distribution Date (or in the case of the first Distribution Date, the Closing
Date) to (but excluding) such Distribution Date and the denominator of which is 360 and (B) the Collateral Minimum Interest Rate in effect with respect to the period from (and including) the immediately preceding Distribution Date (or in the case of the first Distribution Date, the Closing Date) to (but excluding) such Distribution Date, and (ii) the Collateral Initial Invested Amount less the aggregate amount of principal payments distributed to the Collateral Interest Holder on all prior Distribution Dates.

                  On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Collateral Interest Shortfall") equal to (x) the aggregate Collateral Minimum Monthly Interest for such Distribution Date minus (y) the aggregate amount of funds allocated and available to pay such Collateral Minimum Monthly Interest on such Distribution Date. If the Collateral Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Collateral Interest Shortfall is fully paid, an additional amount ("Collateral Additional Interest") shall be payable as provided herein with respect to the Collateral Invested Amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the period from (and including) the immediately preceding Distribution Date to (but excluding) such Distribution Date and the denominator of which is 360 and (B) the Collateral Minimum Interest Rate in effect during the period from (and including) the immediately preceding Distribution Date to (but excluding) such Distribution Date, and (ii) such Collateral Interest Shortfall (or the portion thereof which has not been paid to the Collateral Interest Holder). Notwithstanding anything to the contrary herein, Collateral Additional Interest shall be payable or distributed to the Collateral Interest Holder only to the extent permitted by applicable law.

                  Section 4.03. Principal Funding Account; Controlled Accumulation Period.

                  (a) (i) The Servicer, for the benefit of the Series 2005-5 Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Principal Funding Account"), bearing a designation clearly indicating that the funds deposited therein and the property credited thereto are held for the benefit of the Series 2005-5 Certificateholders. The Principal Funding Account shall initially be established with The Bank of New York.

                      (ii) At the written direction of the Servicer, funds on
                  deposit in the Principal Funding Account shall be invested by the Trustee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Trustee for the benefit of the Series 2005-5 Certificateholders; provided that on each Distribution Date all interest and other investment income (net of losses and investment expenses) ("Principal Funding Account Investment Proceeds") on funds on deposit therein shall be applied as set forth in paragraph
                  (iii) below. Funds on deposit in the Principal Funding Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Transfer Date preceding the following Distribution Date. Unless the Servicer directs otherwise, funds deposited in the Principal Funding Account on a Transfer Date (which immediately precedes a Distribution Date) upon the maturity of any Eligible Investments are not required to be invested overnight. No such Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Trustee shall sell, liquidate or dispose of any such Eligible Investment if, prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment; provided further, however, that the Servicer shall deliver prompt written notice to the Trustee of any such default; and provided further that, subject to Section 11.01 of the Agreement, the Trustee will not in any way be held liable by reason of any insufficiency in such Principal Funding Account resulting from any loss on any Eligible Investment included therein except for losses attributable to the Trustee's failure to make payments on such Eligible Investments issued by the Trustee, in its commercial capacity, in accordance with their terms.

                      (iii) On each Distribution Date with respect to the
                  Controlled Accumulation Period, the Servicer shall direct the Trustee in writing to withdraw from the Principal Funding Account and deposit into the Collection Account all Principal Funding Account Investment Proceeds then on deposit in the Principal Funding Account and such Principal Funding Account Investment Proceeds shall be treated as a portion of Class A Available Funds and Class B Available Funds.

                      (iv) Reinvested interest and other investment income on
                  funds deposited in the Principal Funding Account shall not be considered to be principal amounts on deposit therein for purposes of this Supplement.

                  (b) (i) The Trustee shall possess all right, title and interest in all funds and property from time to time deposited in or credited to the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 2005-5 Certificateholders. If, at any time, the Principal Funding Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Principal Funding Account meeting the conditions specified in paragraph (a)(i) above as an Eligible Deposit Account and shall transfer any cash or any investments to such new Principal Funding Account.

                      (ii) Pursuant to the authority granted to the Servicer in subsection 3.01(b) of the Agreement, the Servicer shall have the power to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Principal Funding Account for the purposes of carrying out the Servicer's or Trustee's duties hereunder. Pursuant to the authority granted to the Paying Agent in Section 5.01 of this Supplement and Section 6.07 of the Agreement, the Paying Agent shall have the power to withdraw funds from the Principal Funding Account for the purpose of making distributions to the Series 2005-5 Certificateholders.

                  (c) The Controlled Accumulation Period is scheduled to commence at the close of business on the last day of the June 2009 Monthly Period; provided, however, that if the Controlled Accumulation Period Length (which shall be determined as described below) is less than 12 months, the date on which the Controlled Accumulation Period actually commences will be delayed to the close of business on the last day of the month preceding the month that is the number of months prior to the Expected Final Payment Date at least equal to the Controlled Accumulation Period Length and, as a result, the number of Monthly Periods in the Controlled Accumulation Period will at least equal the Controlled Accumulation Period Length. On the Determination Date immediately preceding the June 2009 Distribution Date, and on each Determination Date thereafter that occurs prior to the Determination Date occurring in the Monthly Period in which the Controlled Accumulation Period commences, the Servicer will determine the "Controlled Accumulation Period Length" which will equal the number of months such that the sum of the Controlled Accumulation Period Factors for each month during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Controlled Accumulation Period Length shall not be less than one month. Notwithstanding the foregoing, if the Controlled Accumulation Period Length shall have been determined to be less than 12 months and, after the date on which such determination is made, a Pay-Out Event or Reinvestment Event (as those terms are defined in the Supplement for such Series) shall occur with respect to any outstanding Principal Sharing Series other than Series 2005-5, the Controlled Accumulation Period will commence on the earlier of (i) the first day of the Monthly Period immediately succeeding the date that such Pay-Out Event or Reinvestment Event shall have occurred with respect to such Series and (ii) the date on which the Controlled Accumulation Period is then scheduled to commence.

                  Section 4.04. Required Amount.

                  (a) With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the "Class A Required Amount"), if any, by which (x) the sum of (i) Class A Monthly Interest for such Distribution Date, (ii) any Class A Monthly Interest previously due but not paid to the Class A Certificateholders on a prior Distribution Date, (iii) any Class A Additional Interest for such Distribution Date and (iv) any Class A Additional Interest previously due but not paid to the Class A Certificateholders on a prior Distribution Date, (v) if TRS or an Affiliate of TRS is no longer the Servicer, the Class A Servicing Fee for such Distribution Date, (vi) if TRS or an Affiliate of TRS is no longer the Servicer, any Class A Servicing Fee previously due but not paid to the Servicer, and (vii) the Class A Investor Default Amount, if any, for such Distribution Date exceeds (y) the Class A Available Funds. In the event that the difference between (x) the Class A Required Amount for such Distribution Date and (y) the amount of Excess Spread and Excess Finance Charge Collections applied with respect thereto pursuant to subsection 4.07(a) on such Distribution Date is greater than zero, the Servicer shall give written notice to the Transferors and the Trustee of such excess Class A Required Amount on the date of computation.

                  (b) With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the "Class B Required Amount"), if any, equal to the sum of (x) the amount, if any, by which
(A) the sum of (i) Class B Monthly Interest for such Distribution Date, (ii) any Class B Monthly Interest previously due but not paid to the Class B Certificateholders, (iii) Class B Additional Interest, if any, for such Distribution Date, (iv) any Class B Additional Interest previously due but not paid to the Class B Certificateholders on a prior Distribution Date, (v) if TRS or an Affiliate of TRS is no longer the Servicer, the Class B Servicing Fee for such Distribution Date and (vi) if TRS or an Affiliate of TRS is no longer the Servicer, any Class B Servicing Fee previously due but not paid to the Servicer exceeds (B) the Class B Available Funds and (y) the Class B Investor Default Amount for such Distribution Date. In the event that the difference between (x) the Class B Required Amount for such Distribution Date and (y) the amount of Excess Spread and Excess Finance Charge Collections applied with respect thereto pursuant to subsection 4.07(d) on such Distribution Date is greater than zero, the Servicer shall give written notice to the Transferors and the Trustee of such excess Class B Required Amount on the date of computation.

                  Section 4.05. Application of Class A Available Funds, Class B Available Funds, Collateral Available Funds and Available Principal Collections. The Servicer shall apply, or shall cause the Trustee to apply by written instruction to the Trustee, on each Distribution Date, Class A Available Funds, Class B Available Funds, Collateral Available Funds and Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date to make the following distributions:

                  (a) On each Distribution Date, an amount equal to the Class A Available Funds with respect to such Distribution Date will be distributed or deposited in the following priority:

                      (i) an amount equal to Class A Monthly Interest for such
                  Distribution Date, plus the amount of any Class A Monthly Interest previously due but not distributed to Class A Certificateholders on a prior Distribution Date, plus the amount of any Class A Additional Interest for such Distribution Date and any Class A Additional Interest previously due but not distributed to Class A Certificateholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to the Class A Certificateholders;

                      (ii) if TRS or an Affiliate of TRS is no longer the
                  Servicer, an amount equal to the Class A Servicing Fee for such Distribution Date, plus the amount of any Class A Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer;

                      (iii) an amount equal to the Class A Investor Default
                  Amount for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date; and

                      (iv) the balance, if any, shall constitute Excess Spread
                  and shall be allocated and distributed or deposited as set forth in Section 4.07.

                  (b) On each Distribution Date, an amount equal to the Class B Available Funds with respect to such Distribution Date will be distributed or deposited in the following priority:

                      (i) an amount equal to Class B Monthly Interest for such
                  Distribution Date, plus the amount of any Class B Monthly Interest previously due but not distributed to Class B Certificateholders on a prior Distribution Date, plus the amount of any Class B Additional Interest for such Distribution Date and any Class B Additional Interest previously due but not distributed to Class B Certificateholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to the Class B Certificateholders;

                      (ii) if TRS or an Affiliate of TRS is no longer the
                  Servicer, an amount equal to the Class B Servicing Fee for such Distribution Date, plus the amount of any Class B Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer; and

                      (iii) the balance, if any, shall constitute Excess Spread
                  and shall be allocated and distributed or deposited as set forth in Section 4.07.

                  (c) On each Distribution Date, an amount equal to the Collateral Available Funds with respect to such Distribution Date will be distributed or deposited in the following priority:

                      (i) if TRS or an Affiliate of TRS is no longer the
                  Servicer, an amount equal to the Collateral Servicing Fee for such Distribution Date, plus the amount of any Collateral Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer; and

                      (ii) the balance, if any, shall constitute Excess Spread
                  and shall be allocated and distributed or deposited as set forth in Section 4.07.

                  (d) On each Distribution Date with respect to the Revolving Period, an amount equal to the Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be treated as Shared Principal Collections and applied in accordance with Section 4.04 of the Agreement.

                  (e) On each Distribution Date with respect to the Controlled Accumulation Period, an amount equal to the Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be distributed in the following order of priority:

                      (i) an amount equal to the lesser of (x) the Controlled
                  Deposit Amount and (y) the sum of the Class A Adjusted Invested Amount and the Class B Adjusted Invested Amount shall be deposited in the Principal Funding Account;

                      (ii) for each Distribution Date beginning on the
                  Distribution Date on which the Class B Invested Amount shall have been paid in full, an amount up to the Collateral Invested Amount shall be distributed to the Collateral Interest Holder; and

                      (iii) the balance of such Available Principal Collections
                  shall be treated as Shared Principal Collections and applied in accordance with Section 4.04 of the Agreement.

                  (f) On each Distribution Date with respect to the Early Amortization Period, an amount equal to Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be distributed or deposited in the following order of priority:

                      (i) an amount up to the Class A Adjusted Invested Amount
                  on such Distribution Date shall be deposited in the Principal Funding Account for distribution to the Class A
                  Certificateholders;

                      (ii) for each Distribution Date beginning on the
                  Distribution Date on which the Class A Invested Amount is paid in full, an amount up to the Class B Adjusted Invested Amount on such Distribution Date shall be deposited in the Principal Funding Account for distribution to the Class B
                  Certificateholders;

                      (iii) for each Distribution Date beginning on the
                  Distribution Date on which the Class B Invested Amount is paid in full, an amount up to the Collateral Invested Amount on such Distribution Date shall be distributed to the Collateral Interest Holder; and

                      (iv) for each Distribution Date, after giving effect to
                  paragraphs (i), (ii) and (iii) above, an amount equal to the balance, if any, of such Available Principal Collections will be treated as Shared Principal Collections and applied in accordance with Section 4.04 of the Agreement.

                  Section 4.06. Defaulted Amounts; Investor Charge-Offs.

                  (a) On each Determination Date, the Servicer shall calculate the Class A Investor Default Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Class A Required Amount for the related Monthly Period exceeds the sum of (x) the amount of Reallocated Principal Collections allocated to Series 2005-5 with respect to such Monthly Period and
(y) the amount of Excess Spread and the Excess Finance Charge Collections allocable to Series 2005-5 with respect to such Monthly Period, the Collateral Invested Amount, if any, will be reduced by the amount of such excess, but not by more than the Class A Investor Default Amount for such Distribution Date. In the event that such reduction would cause the Collateral Invested Amount to be a negative number, the Collateral Invested Amount will be reduced to zero and the Class B Invested Amount shall be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Investor Default Amount for such Distribution Date over the amount of such reduction, if any, of the Collateral Invested Amount with respect to such Distribution Date. In the event that such reduction would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount shall be reduced to zero, and the Class A Invested Amount shall be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Investor Default Amount for such Distribution Date over the aggregate amount of the reductions, if any, of the Collateral Invested Amount and the Class B Invested Amount for such Distribution Date (a "Class A Investor Charge-Off"). Class A Investor Charge-Offs shall thereafter be reimbursed and the Class A Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Class A Investor Charge-Offs) on any Distribution Date by the amount of Excess Spread and Excess Finance Charge Collections allocated and available for that purpose pursuant to subsection 4.07(b). References to "negative numbers" above shall be determined without regard to the requirement that the Invested Amount of a Class not be reduced below zero.

                  (b) On each Determination Date, the Servicer shall calculate the Class B Investor Default Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Class B Required Amount for such Distribution Date exceeds the sum of (x) the amount of Excess Spread and Excess Finance Charge Collections allocated to Series 2005-5 with respect to the related Monthly Period which are allocated and available to pay such amount pursuant to subsection 4.07(d) and (y) the Reallocated Principal Collections allocable to the Collateral Interest and not required to pay the Class A Required Amount with respect to such Distribution Date, then the Collateral Invested Amount shall be reduced by the amount of such excess. In the event that such reduction would cause the Collateral Invested Amount to be a negative number, the Collateral Invested Amount shall be reduced to zero, and the Class B Invested Amount shall be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class B Investor Default Amount for such Distribution Date over the amount of such reduction, if any, of the Collateral Invested Amount with respect to such Distribution Date (a "Class B Investor Charge-Off"). Class B Investor Charge-Offs shall thereafter be reimbursed and the Class B Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Class B Investor Charge-Offs) on any Distribution Date by the amount of Excess Spread and Excess Finance Charge Collections allocated and available for that purpose pursuant to subsection 4.07(e). References to "negative numbers" above shall be determined without regard to the requirement that the Invested Amount of a Class not be reduced below zero.

                  (c) On each Determination Date, the Servicer shall calculate the Collateral Default Amount. If on any Distribution Date the Collateral Default Amount for the previous Monthly Period exceeds the amount of Excess Spread and Excess Finance Charge Collections allocated to Series 2005-5 with respect to the related Monthly Period which are allocated and available to pay such amount pursuant to subsection 4.07(h), the Collateral Invested Amount will be reduced by the amount of such excess but not by more than the lesser of the Collateral Default Amount and the Collateral Invested Amount for such Distribution Date (a "Collateral Charge-Off"). The Collateral Invested Amount will be reimbursed after any reduction pursuant to this Section 4.06 on any Distribution Date by the amount of Excess Spread and Excess Finance Charge Collections allocated and available on such Distribution date for that purpose as described under subsection 4.07(i).

                  Section 4.07. Excess Spread; Excess Finance Charge Collections. The Servicer shall apply, or shall cause the Trustee to apply by written instruction to the Trustee, on each Distribution Date, Excess Spread and Excess Finance Charge Collections allocated to Series 2005-5 with respect to the related Monthly Period, to make the following distributions or deposits in the following order of priority:

                  (a) an amount equal to the Class A Required Amount, if any, with respect to such Distribution Date shall be distributed by the Trustee to fund the Class A Required Amount in accordance with, and in the priority set forth in, subsections 4.05(a)(i), (ii) and (iii);

                  (b) an amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed shall be treated as a portion of Available Principal Collections for such Distribution Date;

                  (c) an amount equal to interest on the aggregate outstanding principal balance of the Class B Certificates not otherwise distributed to the Class B Certificateholders pursuant to Section 4.05(b)(i), at a rate per annum equal to the Class B Certificate Rate, shall be distributed to the Class B Certificateholders, except that interest previously due but not paid will accrue interest at a rate per annum equal to the Class B Certificate Rate plus 2% per annum;

                  (d) an amount equal to the Class B Required Amount, if any, with respect to such Distribution Date will be (i) used to fund the Class B Required Amount and be applied in accordance with subsections 4.05(b)(i) and 4.05(b)(ii), and then (ii) an amount up to the Class B Investor Default Amount will be treated and applied as Available Principal Collections for such Distribution Date;

                  (e) an amount equal to the aggregate amount by which the Class B Invested Amount has been reduced pursuant to clauses (c), (d) and (e) of the definition of "Class B Invested Amount" in Section 2.01 of this Supplement (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Available Principal Collections for such Distribution Date;

                  (f) an amount equal to Collateral Minimum Monthly Interest for such Distribution Date, plus the amount of any Collateral Minimum Monthly Interest previously due but not distributed to the Collateral Interest Holder on a prior Distribution Date, plus the amount of any Collateral Additional Interest for such Distribution Date and any Collateral Additional Interest previously due but not distributed to the Collateral Interest Holder on a prior Distribution Date, shall be distributed to the Collateral Interest Holder;

                  (g) an amount equal to the Monthly Servicing Fee for such Distribution Date that has not been paid to the Servicer and any Monthly Servicing Fee due but not paid to the Servicer on a prior Distribution Date shall be paid to the Servicer;

                  (h) an amount equal to the Collateral Default Amount, if any, for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date;

                  (i) an amount equal to the aggregate amount by which the Collateral Invested Amount has been reduced pursuant to clauses (c), (d) and (e) of the definition of "Collateral Invested Amount" (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Available Principal Collections for such Distribution Date;

                  (j) on each Distribution Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates pursuant to subsection 4.12(f), an amount up to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account; and

                  (k) the balance, if any, will be distributed to the Collateral Interest Holder.

                  Section 4.08. Reallocated Principal Collections. On each Distribution Date, the Servicer shall apply, or shall cause the Trustee to apply, Reallocated Principal Collections with respect to such Distribution Date, to make the following distributions or deposits in the following order of priority

                  (a) an amount equal to the excess, if any, of (i) the Class A Required Amount, if any, with respect to such Distribution Date over (ii) the amount of Excess Spread and Excess Finance Charge Collections allocated to Series 2005-5 with respect to the related Monthly Period shall be distributed by the Trustee to fund any deficiency pursuant to and in the priority set forth in subsections 4.05(a)(i), (ii) and (iii); and

                  (b) an amount equal to the excess, if any, of (i) the Class B Required Amount, if any, with respect to such Distribution Date over (ii) the amount of Excess Spread and Excess Finance Charge Collections allocated and available to the Class B Certificates pursuant to subsections 4.07(c) and (d) on such Distribution Date shall be applied first to fund any deficiency pursuant to subsections 4.05(b)(i) and (ii) and then to fund any deficiency pursuant to and in the priority set forth in subsections 4.07(c) and (d).

                  All Reallocated Principal Collections with respect to the Collateral Invested Amount shall be applied prior to applying any such Reallocated Principal Collections with respect to the Class B Invested Amount. Only Reallocated Principal Collections with respect to the Collateral Invested Amount shall be applied pursuant to clause (b) above.

                  On each Distribution Date, the Collateral Invested Amount shall be reduced by the amount of Reallocated Principal Collections for such Distribution Date. In the event that such reduction would cause the Collateral Invested Amount (after giving effect to any Collateral Charge-Offs for such Distribution Date) to be a negative number, the Collateral Invested Amount (after giving effect to any Collateral Charge-Offs for such Distribution Date) shall be reduced to zero and the Class B Invested Amount shall be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero. In the event that the reallocation of Reallocated Principal Collections would cause the Class B Invested Amount (after giving effect to any Class B Investor Charge-Offs for such Distribution Date) to be a negative number on any Distribution Date, Reallocated Principal Collections shall be reallocated on such Distribution Date in an aggregate amount not to exceed the amount which would cause the Class B Invested Amount (after giving effect to any Class B Investor Charge-Offs for such Distribution Date) to be reduced to zero. References to "negative numbers" above shall be determined without regard to the requirement that the Invested Amount of a Class not be reduced below zero.

                  Section 4.09. Excess Finance Charge Collections. Series 2005-5 shall be an Excess Allocation Series. Subject to Section 4.05 of the Agreement, Excess Finance Charge Collections with respect to the Excess Allocation Series for any Distribution Date will be allocated to Series 2005-5 in an amount equal to the product of (x) the aggregate amount of Excess Finance Charge Collections with respect to all the Excess Allocation Series for such Distribution Date and
(y) a fraction, the numerator of which is the Finance Charge Shortfall for Series 2005-5 for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all the Excess Allocation Series for such Distribution Date. The "Finance Charge Shortfall" for Series 2005-5 for any Distribution Date will be equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to subsections 4.05(a), 4.05(b) and 4.05(c) and subsections 4.07(a) through (j) on such Distribution Date and the full amount required to be paid, without duplication, pursuant to subsection 3.02(a)(iii) of the Transfer Agreement on the related Payment Date (as such term is defined in the Transfer Agreement) over (b) the sum of (i) the Reallocated Investor Finance Charge Collections, (ii) if such Monthly Period relates to a Distribution Date with respect to the Controlled Accumulation Period or Early Amortization Period, the amount of Principal Funding Account Investment Proceeds, if any, with respect to such Distribution Date and (iii) the amount of funds, if any, to be withdrawn from the Reserve Account which, pursuant to subsection 4.12(d), are required to be included in Class A Available Funds with respect to such Distribution Date. The amount of Excess Finance Charge Collections for Series 2005-5 for any Distribution Date shall be specified in subsection 3.02(a)(v) of the Transfer Agreement. On each Distribution Date, the Trustee shall deposit into the Collection Account for application in accordance with Section 4.05 of the Agreement the aggregate amount of Excess Finance Charge Collections received by the Trustee pursuant to the Transfer Agreement on such date.

                  Section 4.10. Reallocated Investor Finance Charge Collections.

                  (a) That portion of Group II Investor Finance Charge Collections for any Distribution Date equal to the amount of Reallocated Investor Finance Charge Collections for such Distribution Date will be allocated to Series 2005-5 and will be distributed as set forth in this Supplement.

                  (b) Reallocated Investor Finance Charge Collections with respect to any Distribution Date shall equal the sum of (i) the aggregate amount of Series 2005-5 Monthly Interest, Investor Default Amount, Series 2005-5 Monthly Fees and Series 2005-5 Additional Amounts for such Distribution Date and
(ii) that portion of excess Group II Investor Finance Charge Collections to be included in Reallocated Investor Finance Charge Collections pursuant to subsection (c) hereof; provided, however, that if the amount of Group II Investor Finance Charge Collections for such Distribution Date is less than the sum of (w) Group II Investor Monthly Interest, (x) Group II Investor Default Amount, (y) Group II Investor Monthly Fees and (z) Group II Investor Additional Amounts, then Reallocated Investor Finance Charge Collections shall equal the sum of the following amounts for such Distribution Date:

                      (A) The product of (I) Group II Investor Finance Charge
                  Collections (up to the amount of Group II Investor Monthly Interest) and (II) a fraction, the numerator of which is Series 2005-5 Monthly Interest and the denominator of which is Group II Investor Monthly Interest;

                      (B) the product of (I) Group II Investor Finance Charge
                  Collections less the amount of Group II Investor Monthly Interest (up to the Group II Investor Default Amount) and (II) a fraction, the numerator of which is the Investor Default Amount and the denominator of which is the Group II Investor Default Amount;

                      (C) the product of (I) Group II Investor Finance Charge
                  Collections less the amount of Group II Investor Monthly Interest and the Group II Investor Default Amount (up to Group II Investor Monthly Fees) and (II) a fraction, the numerator of which is Series 2005-5 Monthly Fees and the denominator of which is Group II Investor Monthly Fees; and

                      (D) the product of (I) Group II Investor Finance Charge
                  Collections less the sum of (i) Group II Investor Monthly Interest, (ii) the Group II Investor Default Amount and (iii) Group II Investor Monthly Fees and (II) a fraction, the numerator of which is Series 2005-5 Additional Amounts and the denominator of which is Group II Investor Additional Amounts.

                  (c) If the amount of Group II Investor Finance Charge Collections for such Distribution Date exceeds the sum of (i) Group II Investor Monthly Interest, (ii) Group II Investor Default Amount, (iii) Group II Investor Monthly Fees and (iv) Group II Investor Additional Amounts, then Reallocated Investor Finance Charge Collections for such Distribution Date shall include an amount equal to the product of (x) the amount of such excess and (y) a fraction, the numerator of which is the Invested Amount as of the last day of the second preceding Monthly Period (or, for Series 2005-5 only, with respect to the first Distribution Date, as of the Closing Date) and the denominator of which is the sum of such Invested Amount and the aggregate invested amounts for all other Series included in Group II as of such last day (or, for Series 2005-5 only, with respect to the first Distribution Date, as of the Closing Date).

                  Section 4.11. Shared Principal Collections. Subject to Section
4.04 of the Agreement, Shared Principal Collections for any Distribution Date will be allocated to Series 2005-5 in an amount equal to the product of (x) the aggregate amount of Shared Principal Collections with respect to all Principal Sharing Series for such Distribution Date and (y) a fraction, the numerator of which is the Series 2005-5 Principal Shortfall for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Series which are Principal Sharing Series for such Distribution Date. The "Series 2005-5 Principal Shortfall" will be equal to (a) for any Distribution Date with respect to the Revolving Period, zero, (b) for any Distribution Date with respect to the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount with respect to such Distribution Date over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections), and (c) for any Distribution Date with respect to the Early Amortization Period, the excess, if any, of the Invested Amount over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections).

                  Section 4.12. Reserve Account.

                  (a) The Servicer shall establish and maintain, in the name of the Trustee, on behalf of the Trust, for the benefit of the Series 2005-5 Certificateholders, an Eligible Deposit Account (the "Reserve Account") bearing a designation clearly indicating that the funds deposited therein and the property credited thereto are held for the benefit of the Series 2005-5 Certificateholders. The Reserve Account shall initially be established with The Bank of New York. The Trustee shall possess all right, title and interest in all funds and property from time to time deposited in or credited to the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 2005-5 Certificateholders. If at any time the Reserve Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency shall consent) establish a new Reserve Account meeting the conditions specified above as an Eligible Deposit Account, and shall transfer any cash or any investments to such new Reserve Account. The Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Supplement, and (ii) on each Distribution Date (from and after the Reserve Account Funding Date) prior to the termination of the Reserve Account make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.07(j).

                  (b) Funds on deposit in the Reserve Account shall be invested at the written direction of the Servicer by the Trustee in Eligible Investments. Funds on deposit in the Reserve Account on any Transfer Date, after giving effect to any withdrawals from the Reserve Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. No such Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Trustee shall sell, liquidate or dispose of any such Eligible Investment if, prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment; provided further, however, that the Servicer shall deliver prompt written notice to the Trustee of any such default; and provided further that, subject to Section 11.01 of the Agreement, the Trustee will not in any way be held liable by reason of any insufficiency in such Reserve Account resulting from any loss on any Eligible Investment included therein except for losses attributable to the Trustee's failure to make payments on such Eligible Investments issued by the Trustee, in its commercial capacity, in accordance with their terms. On each Distribution Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Distribution Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount) and the balance, if any, shall be deposited in the Collection Account and treated as collections of Finance Charge Receivables allocable to Series 2005-5. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

                  (c) On the Determination Date preceding each Distribution Date with respect to the Controlled Accumulation Period and the first Special Payment Date, the Servicer shall calculate the "Reserve Draw Amount" which shall be equal to the excess, if any, of the Covered Amount with respect to such Distribution Date or Special Payment Date over the Principal Funding Account Investment Proceeds with respect to such Distribution Date or Special Payment Date; provided, that such amount will be reduced to the extent that funds otherwise would be available for deposit in the Reserve Account under subsection 4.07(j) with respect to such Distribution Date or Special Payment Date.

                  (d) In the event that for any Distribution Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on the related Transfer Date by the Trustee (acting in accordance with the instructions of the Servicer), deposited into the Collection Account and included in Class A Available Funds for such Distribution Date.

                  (e) In the event that the Reserve Account Surplus on any Distribution Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Distribution Date, is greater than zero, the Trustee, acting in accordance with the written instructions of the Servicer, shall withdraw from the Reserve Account, and distribute to the Collateral Interest Holder, an amount equal to such Reserve Account Surplus.

                  (f) Upon the earliest to occur of (i) the day on which the Invested Amount is paid in full to the Series 2005-5 Certificateholders, (ii) if the Controlled Accumulation Period has not commenced, the occurrence of a Pay-Out Event with respect to Series 2005-5, (iii) if the Controlled Accumulation Period has commenced, the earlier of the first Special Payment Date and the Expected Final Payment Date and (iv) the termination of the Trust pursuant to the Agreement, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Class A Certificateholders which are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account and pay to the Collateral Interest Holder all amounts, if any, on deposit in the Reserve Account and the Reserve Account shall be deemed to have terminated for purposes of this Supplement.

                  Section 4.13. Investment Instructions.

                  (a) Any investment instructions required to be given to the Trustee pursuant to the terms hereof must be given to the Trustee no later than 10:30 a.m. (New York City time) on the date such investment is to be made. In the event the Trustee receives such investment instruction later than such time, the Trustee may, but shall have no obligation to, make such investment. In the event the Trustee is unable to make an investment required in an investment instruction received by the Trustee after 10:30 a.m. (New York City time) on such day, such investment shall be made by the Trustee on the next succeeding Business Day. In no event shall the Trustee be liable for any investment not made pursuant to investment instructions received after 10:30 a.m. (New York City time) on the day such investment is requested to be made.

                  (b) The Trustee shall hold each Eligible Investment that constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Trustee that (i) such investment property at all times shall be credited to a securities account of the Trustee,
(ii) all property credited to such securities account shall be treated as a financial asset, (iii) such securities intermediary shall treat the Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (iv) such securities intermediary shall comply with entitlement orders originated by the Trustee without the further consent of any other person or entity, (v) such securities intermediary shall not agree with any person or entity other than the Trustee to comply with entitlement orders originated by any person or entity other than the Trustee, (vi) such securities account and all property credited thereto shall not be subject to any lien, security interest, right of set-off, or encumbrance in favor of such securities intermediary or anyone claiming through such securities intermediary (other than the Trustee), (vii) such agreement between such securities intermediary and the Trustee shall be governed by the laws of the State of New York, and (viii) such securities intermediary's jurisdiction for purposes of the Uniform Commercial Code shall be the State of New York. The Trustee shall maintain possession of each other Eligible Investment in the State of New York, separate and apart from all other property held by the Trustee. Notwithstanding any other provision of this Supplement, the Trustee shall not hold any Eligible Investment through an agent except as expressly permitted by this Section 4.13(b). Each term used in this Section 4.13(b) and defined in the New York Uniform Commercial Code shall have the meaning set forth in the New York Uniform Commercial Code.

                  Section 4.14. Determination of LIBOR.

                  (a) On each LIBOR Determination Date, the Trustee will determine LIBOR for the related Interest Accrual Period, which shall be the rate for deposits in United States dollars for a period equal to one month (commencing on the first day of such Interest Accrual Period) that appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. Upon such determination, the Trustee shall notify the Servicer of LIBOR for such LIBOR Determination Date. If such rate does not appear on Telerate Page 3750, the rate for the LIBOR Determination Date will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period equal to one month (commencing on the first day of such Interest Accrual Period). The Servicer will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period equal to one month (commencing on the first day of such Interest Accrual Period). If the banks selected by the Servicer are not quoting rates as provided in the immediately preceding sentence, LIBOR for such Interest Accrual Period will be LIBOR in effect for the immediately preceding Interest Accrual Period.

                  (b) The Servicer shall determine, and promptly notify the Transferors and the Trustee of, the Class A Certificate Rate and the Class B Certificate Rate for the applicable Interest Accrual Period. The Class A Certificate Rate and Class B Certificate Rate applicable to the then current and the immediately preceding Interest Accrual Periods may be obtained by any Investor Certificateholder by telephoning the Trustee at its Corporate Trust Office at (212) 815-6258.

                  (c) On each LIBOR Determination Date prior to 3:00 p.m., New York City time, the Trustee shall send to the Transferors and the Servicer by facsimile, notification of LIBOR for the following Interest Accrual Period.

                                   ARTICLE V

                          Distributions and Reports to
                        Series 2005-5 Certificateholders

                  Section 5.01. Distributions.

                  (a) On each Distribution Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Class A Certificateholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest on the Class A Certificates pursuant to this Supplement.

                  (b) On each Special Payment Date and on the Expected Final Payment Date, the Paying Agent shall distribute (in accordance with the Certificate delivered by the Servicer pursuant to Section 3.04(b) of the Agreement) to each Class A Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Class A Certificateholder's pro rata share of the amounts on deposit in the Principal Funding Account or otherwise held by the Paying Agent that are allocated and available on such date to pay principal of the Class A Certificates pursuant to this Supplement up to a maximum amount on any such date equal to the Class A Invested Amount on such date (unless there has been an optional repurchase of the Series 2005-5 Certificateholders' Interest pursuant to Section 10.01 of the Agreement, in which event the foregoing limitation will not apply).

                  (c) On each Distribution Date, the Paying Agent shall distribute (in accordance with the Certificate delivered by the Servicer pursuant to Section 3.04(b) of the Agreement) to each Class B Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Class B Certificateholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest on the Class B Certificates pursuant to this Supplement.

                  (d) On each Special Payment Date, and on the Expected Final Payment Date, the Paying Agent shall distribute (in accordance with the Certificate delivered by the Servicer pursuant to Section 3.04(b) of the Agreement) to each Class B Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Class B Certificateholder's pro rata share of the amounts on deposit in the Principal Funding Account or otherwise held by the Paying Agent that are allocated and available on such date to pay principal of the Class B Certificates pursuant to this Supplement up to a maximum amount on any such date equal to the Class B Invested Amount on such date (unless there has been an optional repurchase of the Series 2005-5 Certificateholders' Interest pursuant to Section 10.01 of the Agreement, in which event the foregoing limitation will not apply).

                  (e) On each Distribution Date, the Trustee shall distribute to the Collateral Interest Holder the aggregate amount payable to the Collateral Interest Holder pursuant to Sections 4.05, 4.07, 4.12, 8.01 and 8.02 to the Collateral Interest Holder's account, as specified in writing by the Collateral Interest Holder, in immediately available funds.

                  (f) The distributions to be made pursuant to this Section 5.01 are subject to the provisions of Sections 2.06, 9.02, 10.01 and 12.02 of the Agreement and Sections 8.01 and 8.02 of this Supplement.

                  (g) Except as provided in Section 12.02 of the Agreement with respect to a final distribution, distributions to Series 2005-5 Certificateholders hereunder shall be made by check mailed to each Series 2005-5 Certificateholder at such Series 2005-5 Certificateholder's address appearing in the Certificate Register without presentation or surrender of any Series 2005-5 Certificate or the making of any notation thereon; provided, however, that with respect to Series 2005-5 Certificates registered in the name of a Clearing Agency, such distributions shall be made to such Clearing Agency in immediately available funds.

                  Section 5.02. Reports and Statements to Series 2005-5 Certificateholders.

                  (a) On each Distribution Date, the Paying Agent, on behalf of the Trustee, shall forward to each Series 2005-5 Certificateholder a statement substantially in the form of Exhibit C to this Supplement prepared by the Servicer and delivered to the Paying Agent.

                  (b) Not later than each Determination Date, the Servicer shall deliver to the Trustee, the Paying Agent, the Transferors, each Rating Agency and the Collateral Interest Holder (i) a statement substantially in the form of Exhibit C to this Supplement prepared by the Servicer and (ii) a certificate of a Servicing Officer substantially in the form of Exhibit D.

                  (c) A copy of each statement or certificate provided pursuant to paragraph (a) or (b) may be obtained by any Series 2005-5 Certificateholder or any Certificate Owner thereof by a request in writing to the Servicer.

                  (d) On or before January 31 of each calendar year, beginning with calendar year 2006, the Paying Agent, on behalf of the Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 2005-5 Certificateholder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 2005-5 Certificateholders, as set forth in paragraph (a) above aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2005-5 Certificateholder, together with other information as is required to be provided by an issuer of indebtedness under the Code. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Code as from time to time in effect.

                                   ARTICLE VI

                                 Pay-Out Events

                  Section 6.01. Pay-Out Events. If any one of the following events shall occur with respect to the Series 2005-5 Certificates:

                  (a) the occurrence of an Insolvency Event relating to any Transferor or other holder of the Original Transferor Certificate;

                  (b) the Trust becomes an investment company within the meaning of the Investment Company Act;

                  (c) failure on the part of any Transferor (i) to make any payment or deposit required by the terms of the Agreement or this Supplement on or before the date occurring five Business Days after the date such payment or deposit is required to be made therein or herein or (ii) duly to observe or perform any other covenants or agreements of the Transferors set forth in the Agreement or this Supplement, which failure has a material adverse effect on the Series 2005-5 Certificateholders and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to such Transferor by the Trustee, or to the Transferors and the Trustee by any Holder of the Series 2005-5 Certificates;

                  (d) any representation or warranty made by any Transferor in the Agreement or this Supplement, or any information contained in a computer file or microfiche list required to be delivered by any Transferor pursuant to
Section 2.01 or subsection 2.08(f) of the Agreement shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to such Transferor by the Trustee, or to such Transferor and the Trustee by any Holder of the Series 2005-5 Certificates and as a result of which the interests of the Series 2005-5 Certificateholders are materially and adversely affected for such period; provided, however, that a Pay-Out Event pursuant to this subsection 6.01(d) shall not be deemed to have occurred hereunder if a Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period (or such longer period not to exceed an additional 60 days as the Trustee may specify) in accordance with the provisions of the Agreement;

                  (e) a failure by a Transferor to convey Receivables in Additional Accounts or Participation Interests to the Trust within five Business Days after the day on which it is required to convey such Receivables or Participation Interests pursuant to subsection 2.09(a) of the Agreement;

                  (f) any Servicer Default which would have an Adverse Effect shall occur;

                  (g) the average Series Adjusted Portfolio Yield for any three consecutive Monthly Periods is reduced to a rate which is less than the average of the Base Rates for such period;

                  (h) the Class A Invested Amount, the Class B Invested Amount or the Collateral Invested Amount shall not be paid in full on the Expected Final Payment Date;

                  (i) a Transfer Restriction Event shall occur;

                  (j) the occurrence of an Insolvency Event as defined in the Receivables Purchase Agreement relating to any Account Owner; or

                  (k) a Transfer Restriction Event as defined in the Receivables Purchase Agreements shall occur between an Account Owner and the related Transferor;

then, (A) in the case of any event described in subparagraph (c), (d) or (f), after the applicable grace period, if any, set forth in such subparagraphs, either the Trustee or the Investor Certificateholders of this Series evidencing more than 50% of the aggregate unpaid principal amount of the Investor Certificates of this Series by notice then given in writing to the Transferors and the Servicer (and to the Trustee if given by the Investor Certificateholders of this Series) may declare that a Pay-Out Event has occurred with respect to this Series as of the date of such notice; (B) in the case of any event described in subparagraph (b), (e), (g) or (h), a Pay-Out Event shall occur with respect to this Series without any notice or other action on the part of the Trustee or the Investor Certificateholders of this Series immediately upon the occurrence of such event; and (C) in the case of any event described in subparagraph (a), (i), (j) or (k), a Pay-Out Event shall occur with respect to this Series without any notice or other action on the part of the Trustee or the Investor Certificateholders of this Series immediately upon the occurrence of such event (or, in the case of clause (y) below, immediately following the expiration of the 60-day grace period), but only to the extent that (x) as of the date of such event, the average of the Monthly Receivables Percentage for the immediately preceding three Monthly Periods is equal to or greater than 10% or (y) as of the date of such event, the average of the Monthly Receivables Percentage for the immediately preceding three Monthly Periods is less than 10%, and within 60 days following the occurrence of the related Insolvency Event or Transfer Restriction Event, the aggregate amount of Principal Receivables outstanding in the Trust does not at least equal the Required Minimum Principal Balance (without giving effect to Principal Receivables attributable to the Transferor or the Account Owner with respect to which the Insolvency Event or the Transfer Restriction Event has occurred).

                                  ARTICLE VII

                     Optional Repurchase; Series Termination

                  Section 7.01. Optional Repurchase.

                  (a) So long as a Transferor is the Servicer or an Affiliate of the Servicer, on any day occurring on or after the date on which the Invested Amount is reduced to 5% or less of the Initial Invested Amount, such Transferor shall have the option to purchase the Series 2005-5 Certificateholders' Interest, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day. If, on the date on which a Transferor exercises such option, the long-term unsecured debt obligations of such Transferor purchasing the Series 2005-5 Certificateholders' Interest is not rated at least in the third highest rating category by the Rating Agency, such Transferor shall deliver to the Trustee, with a copy to the Rating Agency, an Officer's Certificate of such Transferor which shall have attached to it the relevant fraudulent conveyance statute, if any, and set forth the factual basis for a conclusion that the exercise of such optional repurchase would not constitute a fraudulent conveyance of such Transferor.

                  (b) The Transferors shall give the Servicer and the Trustee at least 30 days prior written notice of the date on which the Transferors intend to exercise such purchase option. Not later than 12:00 noon, New York City time, on such day the Transferors shall deposit the Reassignment Amount into the Collection Account in immediately available funds. Such purchase option is subject to payment in full of the Reassignment Amount. Following the deposit of the Reassignment Amount into the Collection Amount in accordance with the foregoing, the Invested Amount for Series 2005-5 shall be reduced to zero and the Series 2005-5 Certificateholders shall have no further interest in the Receivables. The Reassignment Amount shall be distributed as set forth in subsection 8.01(b).

                  Section 7.02. Series Termination.

                  (a) If, on the December 2012 Distribution Date, the Invested Amount (after giving effect to all changes therein on such date) would be greater than zero, the Servicer, on behalf of the Trustee, shall, within the 40-day period which begins on such Distribution Date, solicit bids for the sale of Principal Receivables and the related Finance Charge Receivables (or interests therein) in an amount equal to the Invested Amount at the close of business on the last day of the Monthly Period preceding the Series 2005-5 Termination Date (after giving effect to all distributions required to be made on the Series 2005-5 Termination Date, except pursuant to this Section 7.02). Such bids shall require that such sale shall (subject to subsection 7.02(b)) occur on the Series 2005-5 Termination Date. No Transferor, any Affiliate thereof, any agent thereof or any other party consolidated with such Transferor for purposes of United States generally accepted accounting principles shall be entitled to participate in such bidding process or to purchase the Receivables; provided, however, that, to the extent the Collateral Interest Holder is not a Transferor, an Affiliate thereof, an agent thereof or any other party consolidated with a Transferor for purposes of United States generally accepted accounting principles, the Collateral Interest Holder may participate in such bidding process.

                  (b) The Servicer, on behalf of the Trustee, shall sell such Receivables (or interests therein) on the Series 2005-5 Termination Date to the bidder who made the highest cash purchase offer. The proceeds of any such sale shall be treated as Collections on the Receivables allocated to the Series 2005-5 Certificateholders pursuant to the Agreement and this Supplement; provided, however, that the Servicer shall determine conclusively the amount of such proceeds which are allocable to Finance Charge Receivables and the amount of such proceeds which are allocable to Principal Receivables. During the period from the December 2012 Distribution Date to the Series 2005-5 Termination Date, the Servicer shall continue to collect payments on the Receivables and allocate and deposit such Collections in accordance with the provisions of the Agreement and the Supplements.

                                  ARTICLE VIII

                               Final Distributions

                  Section 8.01. Sale of Receivables or Certificateholders' Interest pursuant to Section 2.06 or 10.01 of the Agreement and Section 7.01 or
7.02 of this Supplement.

                  (a) (i) The amount to be paid by the Transferors with respect to Series 2005-5 in connection with a reassignment of Receivables to the Transferors pursuant to Section 2.06 of the Agreement shall equal the Reassignment Amount for the first Distribution Date following the Monthly Period in which the reassignment obligation arises under the Agreement.

                      (ii) The amount to be paid by the Transferors with respect to Series 2005-5 in connection with a repurchase of the Certificateholders' Interest pursuant to Section 10.01 of the Agreement shall equal the sum of (x) the Reassignment Amount for the Distribution Date of such repurchase and (y) the sum of (A) the excess, if any, of (I) a price equivalent to the average of bids quoted on the Record Date preceding the date of repurchase or, if not a Business Day, on the next succeeding Business Day by at least two recognized dealers selected by the Trustee for the purchase by such dealers of a security which is similar to the Class A Certificates with a remaining maturity approximately equal to the remaining maturity of the Class A Certificates and rated by each Rating Agency in the rating category originally assigned to the Class A Certificates over (II) the portion of the Reassignment Amount attributable to the Class A Certificates and (B) the excess, if any, of (I) a price equivalent to the average of bids quoted on such Record Date, or if not a Business Day, on the next succeeding Business Day by at least two recognized dealers selected by the Trustee for the purchase by such dealers of a security which is similar to the Class B Certificates with a remaining maturity approximately equal to the remaining maturity of the Class B Certificates and rated by each Rating Agency in the rating category originally assigned to the Class B Certificates over (II) the portion of the Reassignment Amount attributable to the Class B Certificates.

                  (b) With respect to the Reassignment Amount deposited into the Collection Account pursuant to Section 7.01 or any amounts allocable to the Series 2005-5 Certificateholders' Interest deposited into the Collection Account pursuant to Section 7.02, the Trustee shall, in accordance with the written direction of the Servicer, not later than 12:00 noon, New York City time, on the related Distribution Date, make deposits or distributions of the following amounts (in the priority set forth below and, in each case after giving effect to any deposits and distributions otherwise to be made on such date) in immediately available funds: (i) (x) the Class A Invested Amount on such Distribution Date will be distributed to the Paying Agent for payment to the Class A Certificateholders and (y) an amount equal to the sum of (A) Class A Monthly Interest for such Distribution Date, (B) any Class A Monthly Interest previously due but not distributed to the Class A Certificateholders on a prior Distribution Date and (C) the amount of Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Certificateholders on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class A Certificateholders, (ii) (x) the Class B Invested Amount on such Distribution Date will be distributed to the Paying Agent for payment to the Class B Certificateholders and (y) an amount equal to the sum of (A) Class B Monthly Interest for such Distribution Date, (B) any Class B Monthly Interest previously due but not distributed to the Class B Certificateholders on a prior Distribution Date and (C) the amount of Class B Additional Interest, if any, for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Certificateholders on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class B Certificateholders and (iii) the balance, if any, will be distributed to the Collateral Interest Holder.

                  (c) Notwithstanding anything to the contrary in this Supplement or the Agreement, all amounts distributed to the Paying Agent pursuant to subsection 8.01(b) for payment to the Series 2005-5
Certificateholders shall be deemed distributed in full to the Series 2005-5 Certificateholders on the date on which such funds are distributed to the Paying Agent pursuant to this Section and shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement.

                  Section 8.02. Distribution of Proceeds of Sale, Disposition or Liquidation of the Receivables pursuant to Section 9.01 of the Agreement.

                  (a) Not later than 12:00 noon, New York City time, on the Distribution Date following the date on which the Insolvency Proceeds are deposited into the Collection Account pursuant to subsection 9.01(b) of the Agreement, the Trustee shall in accordance with the written direction of the Servicer (in the following priority and, in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date)
(i) deduct an amount equal to the Class A Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Series 2005-5 Allocable Principal Collections and distribute such amount to the Paying Agent for payment to the Class A Certificateholders, provided that the amount of such distribution shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Series 2005-5 Allocable Principal Collections and (y) the Principal Allocation Percentage with respect to the related Monthly Period, (ii) deduct an amount equal to the Class B Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Series 2005-5 Allocable Principal Collections and distribute such amount to the Paying Agent for payment to the Class B Certificateholders, provided that the amount of such distribution shall not exceed (x) the product of (A) the portion of such Insolvency Proceeds allocated to Series 2005-5 Allocable Principal Collections and (B) the Principal Allocation Percentage with respect to the related Monthly Period minus (y) the amount distributed to the Paying Agent pursuant to clause (i) of this sentence and (iii) distribute the remaining amount of the Insolvency Proceeds to the Collateral Interest Holder.

                  (b) Not later than 12:00 noon, New York City time, on such Distribution Date, the Trustee shall in accordance with the written direction of the Servicer (in the following priority and, in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution
Date) (i) deduct an amount equal to the sum of (w) Class A Monthly Interest for such Distribution Date, (x) any Class A Monthly Interest previously due but not distributed to the Class A Certificateholders on a prior Distribution Date and
(y) the amount of Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Certificateholders on a prior Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables and distribute such amount to the Paying Agent for payment to the Class A Certificateholders, provided that the amount of such distribution shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Series 2005-5 Allocable Finance Charge Collections, (y) the Floating Allocation Percentage with respect to the related Monthly Period and (z) the Class A Floating Percentage with respect to such Monthly Period and (ii) deduct an amount equal to the sum of (w) Class B Monthly Interest for such Distribution Date, (x) Class B Monthly Interest previously due but not distributed to the Class B Certificateholders on a prior Distribution Date and (y) the amount of Class B Additional Interest, if any, for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Certificateholders on a prior Distribution Date from the portion of the Insolvency Proceeds allocated to Series 2005-5 Allocable Finance Charge Collections and distribute such amount to the Paying Agent for payment to the Class B Certificateholders, provided that the amount of such distribution shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Series 2005-5 Allocable Finance Charge Collections, (y) the Floating Allocation Percentage with respect to the related Monthly Period and (z) the Class B Floating Percentage with respect to such Monthly Period. To the extent that the product of (A) the portion of the Insolvency Proceeds allocated to Series 2005-5 Allocable Finance Charge Collections and (B) the Floating Allocation Percentage with respect to the related Monthly Period exceeds the aggregate amount distributed to the Paying Agent pursuant to the preceding sentence, the excess shall be distributed to the Collateral Interest Holder.

                  (c) Notwithstanding anything to the contrary in this Supplement or the Agreement, all amounts distributed to the Paying Agent pursuant to this Section for payment to the Series 2005-5 Certificateholders shall be distributed in full to the Series 2005-5 Certificateholders on the date on which funds are distributed to the Paying Agent pursuant to this Section and shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement.

                                   ARTICLE IX

                            Miscellaneous Provisions

                  Section 9.01. Ratification of Agreement. As supplemented by this Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

                  Section 9.02. Counterparts. This Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

                  Section 9.03. Governing Law. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 9.04. [Reserved].

                  Section 9.05. [Reserved].

                  Section 9.06. Uncertificated Securities. The Collateral Interest shall be delivered in uncertificated form.

                  Section 9.07. Transfers of the Collateral Interest.

                  (a) Unless otherwise consented to by the Transferors, no portion of the Collateral Interest or any interest therein may be sold, conveyed, assigned, hypothecated, pledged, participated, exchanged or otherwise transferred (each, a "Transfer") except in accordance with this Section 9.07 and only to a Permitted Assignee. Any attempted or purported transfer, assignment, exchange, conveyance, pledge, hypothecation or grant other than to a Permitted Assignee shall be void. Unless otherwise consented to by the Transferors, no portion of the Collateral Interest or any interest therein may be Transferred to any Person (each such Person acquiring the Collateral Interest or any interest therein, an "Assignee") unless such Assignee shall have executed and delivered to the Transferors on or before the effective date of any Transfer a letter substantially in the form attached hereto as Exhibit E (an "Investment Letter"), executed by such Assignee, with respect to the related Transfer to such Assignee of all or a portion of the Collateral Interest.

                  (b) Each Assignee will certify that the Collateral Interest or the interest therein purchased by such Assignee will be acquired for investment only and not with a view to any public distribution thereof, and that such Assignee will not offer to sell or otherwise dispose of the Collateral Interest or any interest therein so acquired by it in violation of any of the registration requirements of the Securities Act, or any applicable state or other securities laws. Each Assignee will acknowledge and agree that (i) it has no right to require the Transferors to register under the Securities Act or any other securities law the Collateral Interest or the interest therein to be acquired by the Assignee and (ii) the sale of the Collateral Interest is not being made by means of the prospectus prepared in connection with the sale of the Series 2005-5 Certificates. Each Assignee will agree with the Transferors that: (a) such Assignee will deliver to the Transferors an Investment Letter and
(b) all of the statements made by such Assignee in its Investment Letter shall be true and correct as of the date made.

                  (c) No portion of the Collateral Interest or any interest therein may be Transferred, and each Assignee will certify that it is not, (a) an "employee benefit plan" (as defined in Section 3(3) of ERISA), including governmental plans and church plans, (b) any "plan" (as defined in Section 4975(e)(1) of the Code) including individual retirement accounts and Keogh plans, or (c) any other entity whose underlying assets include "plan assets" (within the meaning of U.S. Department of Labor Regulation Section 2510.3-101, 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA) by reason of a plan's investment in the entity, including, without limitation, an insurance company general account.

                     [The signature page follows this page.]

                  IN WITNESS WHEREOF, the undersigned have caused this Supplement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                              AMERICAN EXPRESS RECEIVABLES
                                     FINANCING CORPORATION II,
                                     as a Transferor

                              By:     /s/ Maureen Ryan
                                     ------------------------------------------
                                     Name: Maureen Ryan
                                     Title: President



                              AMERICAN EXPRESS RECEIVABLES
                                     FINANCING CORPORATION III LLC,
                                     as a Transferor

                              By:    /s/ Andrea J. Moss
                                     ------------------------------------------
                                     Name: Andrea J. Moss
                                     Title: Vice President and Treasurer



                              AMERICAN EXPRESS RECEIVABLES
                                     FINANCING CORPORATION IV LLC,
                                     as a Transferor

                              By:    /s/ Daniel L. Follett
                                     ------------------------------------------
                                     Name: Daniel L. Follett
                                     Title: President



                              AMERICAN EXPRESS TRAVEL RELATED
                                     SERVICES COMPANY, INC.,
                                     as the Servicer

                              By:    /s/ David L. Yowan
                                     ------------------------------------------
                                     Name: David L. Yowan
                                     Title: Treasurer



                              THE BANK OF NEW YORK,
                                     as Trustee

                              By:    /s/ Catherine L. Cerilles
                                     ------------------------------------------
                                     Name: Catherine L. Cerilles
                                     Title: Assistant Vice President



                   [Signature page - Series 2005-5 Supplement]

                           FORM OF CLASS A CERTIFICATE               EXHIBIT A-1



REGISTERED                                                       $         (1)
                                                                  ------------

No. R-                                                  CUSIP No.  02582J DQ 0
      --------------

                  Unless this Class A Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC, American Express Receivables Financing Corporation IV LLC or their agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

                                  SERIES 2005-5

                 CLASS A FLOATING RATE ASSET BACKED CERTIFICATE

                          Expected Final Payment Date:
                         The July 2010 Distribution Date

                  Each $1,000 minimum denomination represents a
                         1/918,500ths undivided interest
                                in Class A of the

           AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST, SERIES 2005-5

Evidencing an undivided interest in certain assets of a trust, the corpus of which consists primarily of an interest in receivables generated from time to time in the ordinary course of business in a portfolio of credit and charge accounts serviced by

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.,

and other assets and interests constituting Trust Assets under the Pooling and Servicing Agreement referred to below.

                  (Not an interest in or obligation of American Express Travel Related Services Company, Inc., American Express Centurion Bank, American Express Bank, FSB, American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC, American Express Receivables Financing Corporation IV LLC or any of their respective affiliates)



------------------
(1) Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

This certifies that CEDE & CO. (the "Class A Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004 (as amended and restated and as otherwise amended and supplemented, the "Agreement"), as supplemented by the Series 2005-5 Supplement, dated as of July 21, 2005 (as amended and supplemented, the "Supplement"), among American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC, as transferors (together, the "Transferors"), American Express Travel Related Services Company, Inc., as servicer, and The Bank of New York, a New York banking corporation, as trustee (the "Trustee"). The corpus of the Trust consists of (i) the Transferors' ownership interest in a portfolio of receivables (the "Receivables") existing in credit and charge accounts identified under the Agreement from time to time (the "Accounts"), (ii) all Receivables generated under the Accounts from time to time thereafter, (iii) funds collected or to be collected from cardmembers in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Collection Account, the Special Funding Account and any other Series Accounts and (v) all other assets and interests constituting the Trust. The Holder of this Certificate is entitled to the benefits of the subordination of the Class B Certificates and the Collateral Interest to the extent provided in the Supplement. Although a summary of certain provisions of the Agreement and the Supplement is set forth below and in the Summary of Terms and Conditions attached hereto and made a part hereof, this Class A Certificate does not purport to summarize the Agreement and the Supplement and reference is made to the Agreement and the Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Supplement, as applicable.

                  This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Supplement, to which Agreement and Supplement, each as amended and supplemented from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and is bound.

                  It is the intent of the Transferors and the Class A Certificateholder that, for federal, state and local income and franchise tax purposes, the Class A Certificates will qualify as indebtedness of the Transferors secured by the Receivables. The Class A Certificateholder, by the acceptance of this Class A Certificate, agrees to treat this Class A Certificate for federal, state and local income and franchise tax purposes as debt of the Transferors.

                  In general, payments of principal with respect to the Class A Certificates are limited to the Class A Invested Amount, which may be less than the unpaid principal balance of the Class A Certificates. The Expected Final Payment Date is the July 2010 Distribution Date, but principal with respect to the Class A Certificates may be paid earlier or later under certain circumstances described in the Agreement and the Supplement. If for one or more months during the Controlled Accumulation Period there are not sufficient funds to pay the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Controlled Accumulation Period to make up for such shortfalls, the final payment of principal of the Class A Certificates will occur later than the Expected Final Payment Date.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Agreement or the Supplement or be valid for any purpose.

                                     A-1-2

                  IN WITNESS WHEREOF, the Transferors have caused this Class A Certificate to be duly executed.


                            AMERICAN EXPRESS RECEIVABLES FINANCING
                            CORPORATION II


                            By:
                                   ---------------------------------------------
                                   Name:
                                   Title:




                            AMERICAN EXPRESS RECEIVABLES FINANCING
                            CORPORATION III LLC


                            By:
                                   ---------------------------------------------
                                   Name:
                                   Title:




                            AMERICAN EXPRESS RECEIVABLES FINANCING
                            CORPORATION IV LLC


                            By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



Dated: [___________]

                                     A-1-3

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the American Express Credit Account Master Trust Series 2005-5 Class A Certificates described in the within-mentioned Agreement and Supplement.



                            THE BANK OF NEW YORK,
                            as Trustee


                            By:
                                   --------------------------------------------
                                   Authorized Signatory


                                   or


                            By:
                                   --------------------------------------------
                                   as Authenticating Agent
                                   for the Trustee


                            By:
                                   --------------------------------------------
                                   Authorized Signatory

                                     A-1-4

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

                                  SERIES 2005-5

                 CLASS A FLOATING RATE ASSET BACKED CERTIFICATE

                         Summary of Terms and Conditions

                  The Receivables consist of Principal Receivables which arise generally from the purchase of goods and services and amounts advanced to cardmembers as cash advances and Finance Charge Receivables. This Class A Certificate is one of a Series of Certificates entitled American Express Credit Account Master Trust, Series 2005-5 (the "Series 2005-5 Certificates"), and one of a class thereof entitled Class A Series 2005-5 Floating Rate Asset Backed Certificates (the "Class A Certificates"), each of which represents a fractional, undivided interest in certain assets of the Trust. The assets of the Trust are allocated in part to the investor certificateholders of all outstanding Series (the "Certificateholders' Interest") with the remainder allocated to the Holders of the Transferor Certificates. The aggregate interest represented by the Class A Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class A Invested Amount at such time. The Class A Initial Invested Amount is $918,500,000. The Class A Invested Amount on any date will be an amount equal to (a) the Class A Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the Class A Certificateholder on or prior to such date, minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs for all prior Distribution Dates over Class A Investor Charge-Offs reimbursed pursuant to subsection 4.07(b) of the Supplement prior to such date.

                  Subject to the terms and conditions of the Agreement, the Transferors may, from time to time, direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional, undivided interests in certain of the Trust Assets.

                  On each Distribution Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the last day of the preceding calendar month (each a "Record Date") such Class A Certificateholder's pro rata share of such amounts (including amounts on deposit in the Collection Account and Principal Funding Account) as are payable to the Class A Certificateholder pursuant to the Agreement and the Supplement. Distributions with respect to this Class A Certificate will be made by the Paying Agent by check mailed to the address of the Class A Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class A Certificate or the making of any notation thereon (except for the final distribution in respect of this Class A Certificate) except that with respect to Class A Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class A Certificate will be made only upon presentation and surrender of this Class A Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Series 2005-5 Certificateholders in accordance with the Agreement and the Supplement.

                  On any day occurring on or after the day on which the Invested Amount is reduced to 5% or less of the Initial Invested Amount, the Transferors have the option to repurchase the Series 2005-5 Certificateholders' Interest in the Trust. The repurchase price will be equal to (a) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (b) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day. Following the deposit of the Reassignment Amount in the Collection Account, Series 2005-5 Certificateholders will not have any interest in the Receivables and the Series 2005-5 Certificates will represent only the right to receive such Reassignment Amount.


                                     A-1-5

                  THIS CLASS A CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE TRANSFERORS OR THE SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY. THIS CLASS A CERTIFICATE IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS WITH RESPECT TO THE RECEIVABLES (AND CERTAIN OTHER AMOUNTS), ALL AS MORE SPECIFICALLY SET FORTH HEREINABOVE AND IN THE AGREEMENT AND THE SUPPLEMENT.

                  The Class A Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Class A Certificateholder or such Class A Certificateholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

                  As provided in the Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates evidencing like aggregate fractional, undivided interests as requested by the Class A Certificateholder surrendering such Class A Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  The Servicer, the Transferors, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and none of the Servicer, the Transferors, the Trustee, the Paying Agent, the Transfer Agent and Registrar, or any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

                  THIS CLASS A CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.


                                     A-1-6

                                   ASSIGNMENT

                  Social Security or other identifying number of assignee

--------------------------------------------------------------------------------

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

----------------------------------------------
         (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints _____________________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ______________                             ________________________(2)


                                                    Signature Guaranteed:

                                                  ________________________


__________________
(2) / NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

                                     A-1-7

                           FORM OF CLASS B CERTIFICATE               EXHIBIT A-2

THIS CLASS B CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF PERSONS INVESTING ASSETS OF A BENEFIT PLAN (AS DEFINED BELOW) OR AN INDIVIDUAL RETIREMENT ACCOUNT OTHER THAN BY INSURANCE COMPANIES INVESTING ASSETS SOLELY OF THEIR GENERAL ACCOUNTS.


REGISTERED                                                        $        (3)/
                                                                   ------------

No. R-                                                   CUSIP No.  02582J DR 8
      --------------

                  Unless this Class B Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC, American Express Receivables Financing Corporation IV LLC or their agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

                                  SERIES 2005-5

                 CLASS B FLOATING RATE ASSET BACKED CERTIFICATE

                          Expected Final Payment Date:
                         The July 2010 Distribution Date

                  Each $1,000 minimum denomination represents a
                         1/82,500ths undivided interest
                                in Class B of the

           AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST, SERIES 2005-5

Evidencing an undivided interest in certain assets of a trust, the corpus of which consists primarily of an interest in receivables generated from time to time in the ordinary course of business in a portfolio of credit and charge accounts serviced by

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.,

and other assets and interests constituting Trust Assets under the Pooling and Servicing Agreement referred to below.

                  (Not an interest in or obligation of American Express Travel Related Services Company, Inc., American Express Centurion Bank, American Express Bank, FSB, American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC, American Express Receivables Financing Corporation IV LLC or any of their respective affiliates)


------------------
(3) / Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

This certifies that CEDE & CO. (the "Class B Certificateholder") is the registered owner of a fractional, undivided interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004 (as amended and restated and otherwise amended and supplemented, the "Agreement"), as supplemented by the Series 2005-5 Supplement, dated as of July 21, 2005 (as amended and supplemented, the "Supplement"), among American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC, as transferors (together, the "Transferors"), American Express Travel Related Services Company, Inc., as servicer, and The Bank of New York, a New York banking corporation, as trustee (the "Trustee"). The corpus of the Trust consists of (i) the Transferors' ownership interest in a portfolio of receivables (the "Receivables") existing in credit and charge accounts identified under the Agreement from time to time (the "Accounts"), (ii) all Receivables generated under the Accounts from time to time thereafter, (iii) funds collected or to be collected from cardmembers in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Collection Account, the Special Funding Account, and any other Series Accounts and (v) all other assets and interests constituting the Trust. Although a summary of certain provisions of the Agreement and the Supplement is set forth below and in the Summary of Terms and Conditions attached hereto and made a part hereof, this Class B Certificate does not purport to summarize the Agreement and the Supplement and reference is made to the Agreement and the Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Supplement, as applicable.

                  This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Supplement, to which Agreement and Supplement, each as amended and supplemented from time to time, the Class B Certificateholder by virtue of the acceptance hereof assents and is bound.

                  No Class B Certificate may be acquired by or for the account of any employee benefit plan, trust or account, including an individual retirement account, that is subject to the Employee Retirement Income Security Act of 1974, as amended, or that is described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or an entity whose underlying assets include plan assets by reason of a plan's investment in such entity (a "Benefit Plan"), unless (i) such acquirer or holder is an insurance company, (ii) the source of funds used to acquire or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied. By acquiring any interest in this Class B Certificate, each applicable Certificate Owner shall be deemed to have represented and warranted either (i) that it is not a Benefit Plan and is not acting for the account of any Benefit Plan or (ii) that (1) it is an insurance company, (2) the source of funds used to acquire or hold an interest in such Certificate is an "insurance company general account" (as such term is defined in PTCE 95-60), and (3) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

                  THIS CLASS B CERTIFICATE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A CERTIFICATES TO THE EXTENT SPECIFIED IN THE SUPPLEMENT.

                                     A-2-2

                  It is the intent of the Transferors and the Class B Certificateholder that, for federal, state and local income and franchise tax purposes, the Class B Certificates will qualify as indebtedness of the Transferors secured by the Receivables. The Class B Certificateholder, by the acceptance of this Class B Certificate, agrees to treat this Class B Certificate for federal, state and local income and franchise tax purposes as debt of the Transferors.

                  In general, payments of principal with respect to the Class B Certificates are limited to the Class B Invested Amount, which may be less than the unpaid principal balance of the Class B Certificates. The Expected Final Payment Date is the July 2010 Distribution Date, but principal with respect to the Class B Certificates may be paid earlier or later under certain circumstances described in the Agreement and the Supplement. If for one or more months during the Controlled Accumulation Period there are not sufficient funds to pay the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Controlled Accumulation Period to make up for such shortfalls, the final payment of principal of the Class B Certificates will occur later than the Expected Final Payment Date.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class B Certificate shall not be entitled to any benefit under the Agreement or the Supplement or be valid for any purpose.

                                     A-2-3

                  IN WITNESS WHEREOF, the Transferors have caused this Class B Certificate to be duly executed.


                            AMERICAN EXPRESS RECEIVABLES FINANCING
                            CORPORATION II


                            By:
                                   ---------------------------------------------
                                   Name:
                                   Title:




                            AMERICAN EXPRESS RECEIVABLES FINANCING
                            CORPORATION III LLC


                            By:
                                   ---------------------------------------------
                                   Name:
                                   Title:




                            AMERICAN EXPRESS RECEIVABLES FINANCING
                            CORPORATION IV LLC


                            By:
                                   ---------------------------------------------
                                   Name:
                                   Title:
Dated: [____________]

                                     A-2-4

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the American Express Credit Account Master Trust Series 2005-5 Class B Certificates described in the within mentioned Agreement and Supplement.



                            THE BANK OF NEW YORK,
                            as Trustee


                            By:
                                   ---------------------------------------------
                                   Authorized Signatory


                            or


                            By:
                                   ---------------------------------------------
                                   as Authenticating Agent
                                   for the Trustee


                            By:
                                   ---------------------------------------------
                                   Authorized Signatory

                                     A-2-5

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

                                  SERIES 2005-5

                 CLASS B FLOATING RATE ASSET BACKED CERTIFICATE

                         Summary of Terms and Conditions

                  The Receivables consist of Principal Receivables which arise generally from the purchase of goods and services and amounts advanced to cardmembers as cash advances and Finance Charge Receivables. This Class B Certificate is one of a Series of Certificates entitled American Express Credit Account Master Trust, Series 2005-5 (the "Series 2005-5 Certificates"), and one of a class thereof entitled Class B Series 2005-5 Floating Rate Asset Backed Certificates (the "Class B Certificates"), each of which represents a fractional, undivided interest in certain assets of the Trust. The assets of the Trust are allocated in part to the investor certificateholders of all outstanding Series (the "Certificateholders' Interest") with the remainder allocated to the Holders of the Transferor Certificates. The aggregate interest represented by the Class B Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class B Invested Amount at such time. The Class B Initial Invested Amount is $82,500,000. The Class B Invested Amount on any date will be an amount equal to (a) the Class B Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the Class B Certificateholder on or prior to such date, minus (c) the excess, if any, of the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates over Class B Investor Charge-Offs reimbursed, minus (d) the amount of Reallocated Principal Collections allocated on all prior Distribution Dates pursuant to subsection 4.08(a) of the Supplement (excluding any Reallocated Principal Collections that have resulted in a reduction in the Collateral Invested Amount pursuant to Section 4.08), minus (e) an amount equal to the amount by which the Class B Invested Amount has been reduced to cover the Class A Investor Default Amount on all prior Distribution Dates, and plus (f) the amount of Excess Spread and Excess Finance Charge Collections allocated to Series 2005-5 and applied on all prior Distribution Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided, however, that the Class B Invested Amount may not be reduced below zero.

                  Subject to the terms and conditions of the Agreement, the Transferors may, from time to time, direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional, undivided interests in certain of the Trust Assets.

                  On each Distribution Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the last day of the preceding calendar month (each a "Record Date") such Class B Certificateholder's pro rata share of such amounts (including amounts on deposit in the Collection Account and Principal Funding Account) as are payable to the Class B Certificateholder pursuant to the Agreement and the Supplement. Distributions with respect to this Class B Certificate will be made by the Paying Agent by check mailed to the address of the Class B Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class B Certificate or the making of any notation thereon (except for the final distribution in respect of this Class B Certificate) except that with respect to Class B Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class B Certificate will be made only upon presentation and surrender of this Class B Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Series 2005-5 Certificateholders in accordance with the Agreement and the Supplement.

                  On any day occurring on or after the day on which the Invested Amount is reduced to 5% or less of the Initial Invested Amount, the Transferors have the option to repurchase the Series 2005-5 Certificateholders' Interest in the Trust. The repurchase price will be equal to (a) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (b) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date next following such day. Following the deposit of the Reassignment Amount in the Collection Account, Series 2005-5 Certificateholders will not have any interest in the Receivables and the Series 2005-5 Certificates will represent only the right to receive such Reassignment Amount.

                                     A-2-6

                  THIS CLASS B CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE TRANSFERORS OR THE SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY. THIS CLASS B CERTIFICATE IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS WITH RESPECT TO THE RECEIVABLES (AND CERTAIN OTHER AMOUNTS), ALL AS MORE SPECIFICALLY SET FORTH HEREINABOVE AND IN THE AGREEMENT AND THE SUPPLEMENT.

                  The Class B Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class B Certificate shall be registered in the Certificate Register upon surrender of this Class B Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Class B Certificateholder or such Class B Certificateholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class B Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

                  As provided in the Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates evidencing like aggregate fractional undivided interests as requested by the Class B Certificateholder surrendering such Class B Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  The Servicer, the Transferors, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and none of the Servicer, the Transferors, the Trustee, the Paying Agent, the Transfer Agent and Registrar, or any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

                  THIS CLASS B CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                     A-2-7

                                   ASSIGNMENT

Social Security or other identifying number of assignee
                                                        ------------------------

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

----------------------------------------------
         (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints _____________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ______________                              ________________________(4)/


                                                     Signature Guaranteed:

                                                   ------------------------

------------------
(4) / NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

                                     A-2-8

                                                                       EXHIBIT B

                    FORM OF MONTHLY PAYMENT INSTRUCTIONS AND
                           NOTIFICATION TO THE TRUSTEE



                            ------------------------

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

                                  SERIES 2005-5


                            ------------------------

                  The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004 (as amended and restated and as otherwise amended and supplemented, the "Pooling and Servicing Agreement"), among TRS, American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC, as transferors (together, the "Transferors"), and The Bank of New York, as trustee (the "Trustee"), does hereby certify as follows:

                  1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement or the Series 2005-5 Supplement, dated as of July 21, 2005, among TRS, the Transferors and the Trustee (as amended and supplemented, the "Supplement"), as applicable.

                  2.       TRS is the Servicer.

                  3.       The undersigned is a Servicing Officer.


I. INSTRUCTION TO MAKE A WITHDRAWAL

                  Pursuant to subsections 4.05(a), (b) and (c), the Servicer does hereby instruct the Trustee (i) to make withdrawals from the Collection Account on _______________, ________, which date is a Distribution Date under the Supplement, in the aggregate amounts (equal to the Class A Available Funds, Class B Available Funds and Collateral Available Funds, respectively) as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawals in accordance with subsections 4.05(a), (b) and (c):

                  With respect to the Class A Certificates,

                  A) Pursuant to subsection 4.05(a)(i):

                           (1) Interest at the Class A Certificate Rate for the related Interest Accrual Period on the Class A
                                Invested Amount......................$
                                                                       --------

                           (2)  Class A Monthly Interest previously
                                due but not paid.....................$
                                                                       --------

                           (3) Class A Additional Interest and any Class A Additional Interest due but not
                                paid.................................$
                                                                       --------

                  B) Pursuant to subsection 4.05(a)(ii):

                           (1)  The Class A Servicing Fee for the preceding
                                Monthly Period, if applicable........$
                                                                       --------

                           (2)  Accrued and unpaid Class A Servicing Fees,
                                if applicable........................$
                                                                       --------

                  C) Pursuant to subsection 4.05(a)(iii):

                           (1)  Class A Investor Default Amount for the
                                preceding Monthly Period.............$
                                                                       --------

                  With respect to the Class B Certificates,

                  A) Pursuant to subsection 4.05(b)(i):

                           (1) Interest at the Class B Certificate Rate for the related Interest Accrual Period on the Class B Invested
                                Amount...............................$
                                                                       --------

                           (2)  Class B Monthly Interest previously due but not
                                paid.................................$
                                                                       --------

                           (3) Class B Additional Interest and any Class B Additional Interest previously due but not paid.................................$
                                                                       --------

                  B) Pursuant to subsection 4.05(b)(ii):

                           (1)  The Class B Servicing Fee for the preceding
                                Monthly Period, if applicable........$
                                                                       --------

                           (2)  Accrued and unpaid Class B Servicing Fees, if
                                applicable...........................$
                                                                       --------

                  With respect to the Collateral Interest............

                  A) Pursuant to subsection 4.05(c)(i):

                           (1) The Collateral Servicing Fee for the preceding Monthly Period, if applicable...........................$
                                                                       --------

                           (2)  Accrued and unpaid Collateral Servicing Fees,
                                if applicable........................$
                                                                       --------

                  Pursuant to subsections 4.05(d), (e) and (f), the Servicer hereby instructs the Trustee (i) to make withdrawals from the Collection Account on _______________, which date is a Distribution Date under the Supplement, in the aggregate amounts (equal to the Available Principal Collections) as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawals in accordance with subsections 4.05(d), (e) and (f):

                  A) Pursuant to subsection 4.05(d):

                           (1)      Amount to be treated as Shared Principal
                                    Collections......................$
                                                                       --------

                  B) Pursuant to subsection 4.05(e):

                           (1) The lesser of the Controlled Deposit Amount and the sum of the Class A Adjusted Invested Amount and the Class B Adjusted Invested Amount deposited in the Principal Funding
                                    Account..........................$
                                                                       --------

                           (2) After the Class B Invested Amount is paid in full, the amount paid to the Collateral Interest Holder (up to the Collateral
                                    Invested Amount).................$
                                                                       --------

                           (3) Prior to the date the Class B Invested Amount is paid in full, amount to be treated as Shared Principal
                                    Collections......................$
                                                                       --------

                  C) Pursuant to subsection 4.05(f):

                           (1) An amount up to the Class A Adjusted Invested
                                    Amount deposited in the Principal Funding
                                    Account..........................$
                                                                       --------

                           (2) On and after the Distribution Date on which the Class A Invested Amount is paid in full, an amount up to the Class B Invested Amount deposited in the Principal Funding
                                    Account..........................$
                                                                       --------

                           (3)      On and after the Distribution Date on which
                                    the
                                    Class B Invested Amount is paid in full, an
                                    amount up to the Collateral Invested Amount
                                    distributed to the Collateral Interest
                                    Holder...........................$
                                                                       --------

                  Pursuant to Section 4.07, the Servicer does hereby instruct the Trustee to apply on _______________, which is a Distribution Date under the Supplement, any Excess Spread and Excess Finance Charge Collections allocated to Series 2005-5 as follows:

                  A) Pursuant to subsection 4.07(a):

                           Class A Required Amount applied in the priority set forth in subsections 4.05(a)(i), (ii)
                           and (iii).................................$
                                                                       --------

                  B) Pursuant to subsection 4.07(b):

                           Aggregate amount of Class A Investor Charge-Offs not previously reimbursed allocated to Available
                           Principal Collections.....................$
                                                                       --------

                  C) Pursuant to subsection 4.07(c):

                           Class B Required Amount applied in the priority set
                           forth in subsections 4.05(b)(i)...........$
                                                                       --------

                  D) Pursuant to subsection 4.07(d):

                           Interest accrued on aggregate outstanding principal balance of the Class B Certificates not otherwise distributed to Class B Certificateholders pursuant to
                           Section 4.07(c)...........................$
                                                                       --------

                  E) Pursuant to subsection 4.07(d):

                           Amount (up to the Class B Investor Default) to be applied as Available Principal
                           Collections...............................$
                                                                       --------

                  F) Pursuant to subsection 4.07(e):

                           The amount by which the "Class B Invested Amount" has been reduced pursuant to clauses (c), (d) and
                           (e) of the definition thereof allocated to Available
                           Principal Collections.....................$
                                                                       --------

                  G) Pursuant to subsection 4.07(f):

                           (1)  Collateral Minimum Monthly Interest..$
                                                                       --------

                           (2)  Collateral Minimum Monthly Interest previously
                                due but not paid.....................$
                                                                       -------

                           (3)  Collateral Additional Interest and any
                                Collateral Additional Interest previously due
                                and not paid.........................$
                                                                       --------

                  H) Pursuant to subsection 4.07(g):

                           Monthly Servicing Fee for such Distribution Date that has not been paid to the Servicer and any Monthly Servicing Fee previously due but not paid to the
                           Servicer..................................$
                                                                       --------

                  I) Pursuant to subsection 4.07(h):

                           Collateral Default Amount allocated to Available
                           Principal Collections.....................$
                                                                       --------

                  J) Pursuant to subsection 4.07(i):

                           The amount by which the "Collateral Invested Amount" has been reduced pursuant to clauses (c), (d) and (e) of the definition thereof allocated to Available
                           Principal Collections.....................$
                                                                       --------

                  K) Pursuant to subsection 4.07(j):

                           The excess of the Required Reserve Account Amount over the Available Reserve Amount deposited into the
                           Reserve Account...........................$
                                                                       --------

                  L) Pursuant to subsection 4.07(k):

                           Amount distributed to the Collateral Interest Holder
                           ..........................................$
                                                                       --------

                  Pursuant to Section 4.08, the Servicer does hereby instruct the Trustee to apply on _______________, which is a Distribution Date under the Pooling and Servicing Agreement, $ of Reallocated Principal Collections to fund any deficiencies in the Required Amount after applying Class A Available Funds, Class B Available Funds, Excess Spread and Excess Finance Charge Collections thereto.

II. INSTRUCTION TO MAKE CERTAIN PAYMENTS

Pursuant to Section 5.01 of the Series Supplement, the Servicer does hereby instruct the Trustee to pay in accordance with Section 5.01 from the Interest Funding Account or the Principal Funding Account, as applicable, on ________________, which date is a Payment Date under the Supplement, the following amounts as set forth below:

                  A) Pursuant to subsection 5.01(a):

                           Interest to be distributed to Class A
                           Certificateholders........................$
                                                                       --------

                  B) Pursuant to subsection 5.01(b):

                           On the Expected Final Payment Date or a Special Payment Date, principal to be distributed to the
                           Class A Certificateholders................$
                                                                       --------

                  C) Pursuant to subsection 5.01(c):

                           Interest to be distributed to Class B
                           Certificateholders........................$
                                                                       --------

                  D) Pursuant to subsection 5.01(d):

                           On the Expected Final Payment Date or a Special Payment Date, on or after the date Class A Invested Amount is paid in full, principal to be distributed to the Class B Certificateholders.........$
                                                                       --------

                  E) Pursuant to subsection 5.01(e):

                           Aggregate amount to be distributed to the Collateral
                           Interest Holder...........................$
                                                                       --------

III. ACCRUED AND UNPAID AMOUNTS

                  After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all Monthly Periods preceding the current calendar month.

                  1.  Subsection 4.06(a):

                      The aggregate amount of all unreimbursed Class A Investor
                      Charge-Offs....................................$
                                                                       --------

                  2.  Subsection 4.06(a), (b) and 4.08(a):

                      The aggregate amount by which the "Class B Invested Amount" has been reduced pursuant to clauses (c), (d)
                      and (e) of the definition
                      thereof........................................$
                                                                       --------

                  3.  Subsection 4.06(a), (b), (c) and 4.08(a) and (b):

                      The aggregate amount by which the "Collateral Invested Amount" has been reduced pursuant to clauses (c), (d) and
                      (e) of the definition
                      thereof........................................$
                                                                       --------

                  IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this _______________ day of _______________, __________.



                                   AMERICAN EXPRESS TRAVEL RELATED
                                   SERVICES COMPANY, INC., as Servicer


                                   By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                                                       EXHIBIT C

                            FORM OF MONTHLY STATEMENT

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST
                                  SERIES 2005-5

                  Pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among American Express Travel Related Services Company, Inc. ("TRS"), as Servicer, American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC, as transferors (together, the "Transferors"), and The Bank of New York, as trustee (the "Trustee"), as supplemented by the Series 2005-5 Supplement, dated as of July 21, 2005 (the "Supplement"), among TRS, the Transferors and the Trustee, TRS, as Servicer is required to prepare certain information each month regarding current distributions to the Series 2005-5 Certificateholders and the performance of the American Express Credit Account Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of _______________, and with respect to the performance of the Trust during the month of ___________is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2005-5 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

                  A) Information regarding distributions in respect of the Class A Certificates per $1,000 original certificate principal amount

                           (1) The total amount of the
                               distribution..........................$
                                                                       --------

                           (2) The amount of the distribution set forth
                               in paragraph 1 above in respect of Class
                               A Monthly Interest....................$
                                                                       --------

                           (3) The amount of the distribution set forth in
                               paragraph 1 above in respect of Class A
                               Outstanding Monthly Interest..........$
                                                                       --------

                           (4) The amount of the distribution set forth in
                               paragraph 1 above in respect of Class A
                               Additional Interest...................$
                                                                       --------

                           (5) The amount of the distribution set forth in
                               paragraph 1 above in respect of principal of
                               the Class A Certificates..............$
                                                                       --------

                  B) Class A Investor Charge Offs and Reimbursement of Class A Charge Offs

                           (1) The total amount of Class A Investor Charge
                               Offs..................................$--------

                           (2) The amount of Class A Investor Charge
                               Offs set forth in paragraph 1 above,
                               per $1,000 original certificate
                               principal amount......................$
                                                                       --------

                           (3) The total amount reimbursed in respect
                               of Class A Investor Charge Offs.......$
                                                                       --------

                           (4) The amount set forth in paragraph 3
                               above, per $1,000 original certificate
                               principal amount......................$
                                                                       --------

                           (5) The amount, if any, by which the
                               outstanding principal balance of the
                               Class A Certificates exceeds the Class
                               A Invested Amount after giving effect
                               to all transactions on such
                               Distribution Date.....................$
                                                                       --------

                  C) Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount

                           (1) The total amount of the distribution
                               in respect of Class B Certificates....$
                                                                       --------

                           (2) The amount of the distribution set
                               forth in paragraph 1 above in respect
                               of Class B Monthly Interest...........$
                                                                       --------

                           (3) The amount of the distribution set forth in
                               paragraph 1 above in respect of Class B
                               Outstanding Monthly Interest..........$
                                                                       --------

                           (4) The amount of the distribution set forth in
                               paragraph 1 above in respect of Class B
                               Additional Interest...................$
                                                                       --------

                           (5) The amount of the distribution set forth in
                               paragraph 1 above in respect of principal of
                               the Class B Certificates..............$
                                                                       --------

                  D) Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount

                           (1) The amount of reductions in Class B Invested
                               Amount pursuant to clauses (c), (d) and (e) of the definition of Class B Invested
                               Amount................................$
                                                                       --------

                           (2) The amount of the reductions in the
                               Class B Invested Amount set forth in
                               paragraph 1 above, per $1,000 original
                               certificate principal amount..........$
                                                                       --------

                           (3) The total amount reimbursed in respect
                               of such reductions in the Class B
                               Invested Amount.......................$
                                                                       --------

                           (4) The amount set forth in paragraph 3
                               above, per $1,000 original certificate
                               principal amount......................$
                                                                      --------

                           (5) The amount, if any, by which the outstanding
                               principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution
                               Date..................................$
                                                                       --------

                  E) Information regarding certain distributions to the Collateral Interest Holder

                           (1) The total amount distributed to the Collateral
                               Interest Holder.......................$
                                                                       --------

                           (2) The amount of the distribution in
                               paragraph 1 above in respect of
                               Collateral Minimum Monthly
                               Interest..............................$
                                                                       --------

                           (3) The amount of the distribution in paragraph 1
                               above in respect of Collateral Additional
                               Interest..............................$
                                                                      --------

                           (4) The amount distributed to the
                               Collateral Interest Holder in respect
                               of principal on the Collateral Invested
                               Amount................................$
                                                                       --------

                           (5) The amount of the distribution in paragraph 1
                               above in respect of remaining Excess
                               Spread................................$
                                                                       --------

                  F) Amount of reductions in Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Collateral Invested Amount

                           (1) The amount of reductions in the
                               Collateral Invested Amount pursuant to
                               clauses (c), (d) and (e) of the
                               definition of Collateral Invested
                               Amount................................$
                                                                       --------

                           (2) The total amount reimbursed in respect of
                               such reductions in the Collateral Invested
                               Amount................................$
                                                                       --------

                            AMERICAN EXPRESS TRAVEL RELATED
                            SERVICES COMPANY, INC., as Servicer


                            By:
                                   --------------------------------------------
                                   Name:
                                   Title:

------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
TRUST ACTIVITY                                               TRUST TOTALS
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
Number of days in Monthly Period
                                                             ---------
------------------------------------------------------------ ---------------------- ---------------------- --------------------
  Beginning of the Month Principal Receivable Balance
                                                             $--------
------------------------------------------------------------ ---------------------- ---------------------- --------------------
Special Funding Account Balance                              $________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
Beginning Total Principal Balance                            $________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
Finance Charge Collections (excluding Recoveries)            $________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
Recoveries                                                   $________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
Total Collections of Finance Charge Receivables              $________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
Total Collections of Principal Receivables                   $________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
Monthly Payment Rate                                         ________%
------------------------------------------------------------ ---------------------- ---------------------- --------------------
Defaulted Amount                                             $________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
Annualized Default Rate                                      ________%
------------------------------------------------------------ ---------------------- ---------------------- --------------------
Trust Portfolio Yield                                        ________%
------------------------------------------------------------ ---------------------- ---------------------- --------------------
New Principal Receivables                                    $________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
End of the Month Principal Receivables Balance               $________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
End of the Month Required Minimum Principal Balance
                                                             $--------
------------------------------------------------------------ ---------------------- ---------------------- --------------------
End of the Month Transferors' Amount                         $________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
End of the Month Special Funding Account Balance
                                                             $--------
------------------------------------------------------------ ---------------------- ---------------------- --------------------
End of the Month Total Principal Balance                     $________
------------------------------------------------------------ ---------------------- ---------------------- --------------------

-------------------------------------------------------------------------------------------------------------------------------
SERIES ALLOCATIONS
------------------------------------------------------------ ---------------------- ---------------------- --------------------
Group Number                                                 _________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
Invested Amount                                              $________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
Adjusted Invested Amount                                     $________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
Principal Funding Account Balance
                                                             $--------
------------------------------------------------------------ ---------------------- ---------------------- --------------------
Series Required Transferor Amount                            $________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
Series Allocation Percentage                                 ________%
------------------------------------------------------------ ---------------------- ---------------------- --------------------
Series Allocable Finance Charge Collections                  $________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
Series Allocable Recoveries                                  $________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
Series Allocable Principal Collections                       $________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
Series Allocable Defaulted Amount                            $________
------------------------------------------------------------ ---------------------- ---------------------- --------------------

-------------------------------------------------------------------------------------------------------------------------------
GROUP ALLOCATIONS
-------------------------------------------------------------------------------------------------------------------------------
Invested Amount                                              $________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
Investor Finance Charge Collections                          $________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
Investor Monthly Interest                                    $________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
Investor Default Amount                                      $________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
Investor Monthly Fees                                        $________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
Investor Additional Amounts                                  $________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
Total                                                        $________
------------------------------------------------------------ ---------------------- ---------------------- --------------------

------------------------------------- ---------------------- ---------------------- ---------------------- --------------------

------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
Reallocated Investor Finance Charge Collections              $________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
Investment Funding Account Proceeds                          $________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
Available Excess                                             $________
------------------------------------------------------------ ---------------------- ---------------------- --------------------

-------------------------------------------------------------------------------------------------------------------------------
TRUST PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
Delinquencies
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
                                      31-60 Days Delinquent
                                                             ---------
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
                                      61-90 Days Delinquent
                                                             ---------
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
                                      90+ Days Delinquent
                                                             ---------
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
                                      Total 30+ Days
                                      Delinquent             _________
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
INVESTOR/TRANSFEROR                   SERIES ALLOCATIONS     TOTAL INVESTOR         TRANSFERORS' INTEREST
ALLOCATIONS                                                  INTEREST
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
Beginning of the Month Invested
Amount/Transferors' Amount
                                      $------------          $------------          $------------
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
Beginning of the Month Adjusted
Invested Amount                       $____________          $____________          $____________
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
Floating Allocation Percentage
                                      ---------%             ---------%             ---------%
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
Principal Allocation Percentage
                                      ---------%             ---------%             ---------%
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
Collections of Finance Charge
Receivables                           $____________          $____________          $____________
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
Collections of Principal Receivables
                                      $------------          $------------          $------------
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
Defaulted Amount                      $____________          $____________          $____________
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
End of the Month Invested
Amount/Transferors' Amount            $____________          $____________          $____________
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
MONTHLY PERIOD FUNDING REQUIREMENTS   CLASS A                CLASS B                COLLATERAL INTEREST    TOTAL
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
Principal Funding Account Balance
                                      $------------          $------------          $------------          $------------
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
Investment Proceeds for Monthly
Period                                $____________          $____________          $____________          $____________
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
Reserve Draw Amount                   $____________          $____________          $____________          $____________
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
Reserve Account Surplus               $____________          $____________          $____________          $____________
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
Coupon (__/__/__ to __/__/__)
                                      ---------%             ---------%             ---------%             ---------%
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------

------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
Monthly Interest Due                  $____________          $____________          $____________          $____________
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
Outstanding Monthly Interest Due
                                      $------------          $------------          $------------          $------------
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
Additional Interest Due               $____________          $____________          $____________          $____________
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
Total Interest Due                    $____________          $____________          $____________          $____________
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
Investor Default Amount               $____________          $____________          $____________          $____________
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
Investor Monthly Fees Due             $____________          $____________          $____________          $____________
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
Investor Additional Amounts Due
                                      $------------          $------------          $------------          $------------
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
Total Due                             $____________          $____________          $____________          $____________
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------

------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
Reallocated Investor Finance Charge
Collections                                                                                                $____________
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
Interest and Principal Funding
Investment Proceeds                                                                                        $____________
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
Interest on Reserve Account                                                                                $____________
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
Series Adjusted Portfolio Yield
                                                                                                           ---------%
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
Base Rate                                                                                                  _________%
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
Excess Spread Percentage                                                                                   _________%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
CERTIFICATES - BALANCES AND           CLASS A                CLASS B                COLLATERAL INTEREST    TOTAL
DISTRIBUTIONS
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
Beginning of the Month Certificates
Balance                               $____________          $____________          $____________          $____________
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
Distributions of Interest             $____________          $____________          $____________          $____________
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
Deposits to the Principal Funding
Account                               $____________          $____________          $____________          $____________
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
Distributions of Principal            $____________          $____________          $____________          $____________
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
Total Distributions                   $____________          $____________          $____________          $____________
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
End of the Month Certificates
Balance                               $____________          $____________          $____________          $____________
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------

-------------------------------------------------------------------------------------------------------------------------------
APPLICATION OF REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS
-------------------------------------------------------------------------------------------------------------------------------
1.  CLASS A AVAILABLE FUNDS
------------------------------------------------------------ ---------------------- ---------------------- --------------------
         a.  Class A Monthly Interest                                               $____________
         b.  Class A Outstanding Monthly Interest                                   $____________
         c.  Class A Additional Interest                                            $____________
         d.  Class A Investor Default Amount (treated as                            $____________
              Available Principal Collections)
         e.  Excess Spread                                                          $____________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
2.  CLASS B AVAILABLE FUNDS
------------------------------------------------------------ ---------------------- ---------------------- --------------------
----------------------------------------------------------------------------------- ---------------------- --------------------
         a.  Class B Monthly Interest                                               $____________
         b.  Class B Outstanding Monthly Interest                                   $____________
         c.  Class B Additional Interest                                            $____________
         d.  Excess Spread                                                          $____________
----------------------------------------------------------------------------------- ---------------------- --------------------

------------------------------------------------------------ ---------------------- ---------------------- --------------------
3. COLLATERAL AVAILABLE FUNDS
------------------------------------------------------------ ---------------------- ---------------------- --------------------
         a.  Excess Spread                                                          $____________
----------------------------------------------------------------------------------- ---------------------- --------------------
4. TOTAL EXCESS SPREAD                                                              $____________
----------------------------------------------------------------------------------- ---------------------- --------------------

-------------------------------------------------------------------------------------------------------------------------------
REALLOCATED PRINCIPAL COLLECTIONS
-------------------------------------------------------------------------------------------------------------------------------
1.  Principal Allocation Percentage                                                 ________%
------------------------------------------------------------ ---------------------- ---------------------- --------------------
2.  Series 2005-5 Allocable Principal Collections                                   $____________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
3.  Principal Allocation Percentage of Series
    2005-5 Allocable Principal Collections                                          $____________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
4.  Reallocated Principal Collections Required to Fund the
    Required Amount                                                                 $____________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
5.  Item 3 minus Item 4                                                             $____________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
6.  Shared Principal Collections from other Series
    allocated to Series 2005-5                                                      $____________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
7.  Other amounts treated as Available Principal
    Collections                                                                     $____________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
8.  Available Principal Collections (total of items 5, 6
    and 7)                                                                          $____________
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
APPLICATION OF AVAILABLE PRINCIPAL COLLECTIONS DURING REVOLVING PERIOD
-------------------------------------------------------------------------------------------------------------------------------
1.  Collateral Invested Amount                                                      $____________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
2.  Required Collateral Invested Amount                                             $____________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
3.  Excess of Collateral Invested Amount over Required
    Collateral Invested Amount                                                      $____________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
4.  Treated as Shared Principal Collections                                         $____________
------------------------------------------------------------ ---------------------- ---------------------- --------------------

-------------------------------------------------------------------------------------------------------------------------------
APPLICATION OF PRINCIPAL COLLECTIONS DURING ACCUMULATION OR AMORTIZATION PERIOD
-------------------------------------------------------------------------------------------------------------------------------
1.  Principal Funding Account                                                       $____________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
2.  Excess of Collateral Invested Amount over Required
    Collateral Invested Amount                                                      $____________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
3.  Distribution of Principal                                                       $____________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
4.  Treated as Shared Principal Collections                                         $____________
------------------------------------------------------------ ---------------------- ---------------------- --------------------

-------------------------------------------------------------------------------------------------------------------------------
APPLICATION OF EXCESS SPREAD AND EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO SERIES 2005-5
-------------------------------------------------------------------------------------------------------------------------------
1.  Excess Spread                                                                   $____________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
2.  Excess Finance Charge Collections                                               $____________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
3.  Applied to Fund Class A Required Amount                                         $____________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
4.  Class A Investor Charge-offs treated as Available
    Principal Collections                                                           $____________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
5.  Applied to fund overdue Class B Interest                                        $____________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
6.  Applied to fund Class B Required Amount                                         $____________
------------------------------------------------------------ ---------------------- ---------------------- --------------------

------------------------------------------------------------ ---------------------- ---------------------- --------------------
7. Reduction of Class B Invested Amount treated as
    Available Principal Collections                                                 $____________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
8.  Applied to Collateral Minimum Monthly Interest
                                                                                    $------------
------------------------------------------------------------ ---------------------- ---------------------- --------------------
9.  Applied to unpaid Monthly Servicing Fee                                         $____________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
10.  Collateral Default Amount treated as Available
     Principal Collections                                                          $____________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
11.  Reduction of Collateral Invested Amount treated as
     Available Principal Collections                                                $____________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
12.  Deposited to Reserve Account                                                   $____________
------------------------------------------------------------ ---------------------- ---------------------- --------------------
13.  Remaining Excess Spread Distributed to Collateral
     Interest Holder                                                                $____________
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
YIELD AND BASE RATE
-------------------------------------------------------------------------------------------------------------------------------
1.  Base Rate
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
                                      Current Monthly
                                      Period                                        ________%
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
                                      Prior Monthly Period
                                                                                    --------%
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
                                      Second Prior Monthly
                                      Period                                        ________%
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------

------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
2.  Three Month Average Base Rate
                                                                                    --------%
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
    3.  Series Adjusted Portfolio
    Yield
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
                                      Current Monthly
                                      Period                                        ________%
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
                                      Prior Monthly Period
                                                                                    --------%
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
                                      Second Prior Monthly
                                      Period                                        ________%
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------
4.  Three Month Average Series
Adjusted Portfolio Yield
                                                                                    --------%
------------------------------------- ---------------------- ---------------------- ---------------------- --------------------



                            AMERICAN EXPRESS TRAVEL RELATED
                            SERVICES COMPANY, INC., as Servicer




                            By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                                                       EXHIBIT D

                     FORM OF MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST
                                  SERIES 2005-5

                  The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004 (as amended and restated and as otherwise amended and supplemented, the "Agreement"), as supplemented by the Series 2005-5 Supplement, dated as of July 21, 2005 (as amended and supplemented, the "Series Supplement"), among TRS, as Servicer, American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

                  1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplement, as applicable.

                  2. TRS is, as of the date hereof, the Servicer under the Agreement.

                  3. The undersigned is a Servicing Officer.

                  4. This Certificate relates to the Distribution Date occurring on _______________ __________, 200___.

                  5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date [or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Servicer, if any, to remedy such default and (iii) the current status of each such default; if applicable, insert "None"].

                  6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this __________ day of ____________________, 20____.


                            AMERICAN EXPRESS TRAVEL RELATED
                            SERVICES COMPANY, INC., as Servicer


                            By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                                                       EXHIBIT E

                            FORM OF INVESTMENT LETTER

                                     [Date]


         Re:      American Express Credit Account Master Trust;
                  Purchases of Series 2005-5 Collateral Interest

Ladies and Gentlemen:

                  This letter (the "Investment Letter") is delivered by the undersigned (the "Purchaser") pursuant to Section 9.07 of the Series 2005-5 Supplement, dated as of July 21, 2005 (the "Series Supplement") to the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004 (as amended and restated and as otherwise amended and supplemented, the "Agreement"), each among The Bank of New York, as Trustee, American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC, as Transferors, and American Express Travel Related Services Company, Inc., as Servicer. Capitalized terms used herein without definition shall have the meanings set forth in the Agreement. The Purchaser represents to and agrees with the Transferors as follows:

                  (a) The Purchaser has such knowledge and experience in
                      financial and business matters as to be capable of evaluating the merits and risks of its investment in the Collateral Interest and is able to bear the economic risk of such investment.

                  (b) The Purchaser is an "accredited investor," as defined in
                      Rule 501, promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), or is a sophisticated institutional investor. The Purchaser understands that the offering and sale of the Collateral Interest has not been and will not be registered under the Securities Act and has not and will not be registered or qualified under any applicable "Blue Sky" law, and that the offering and sale of the Collateral Interest has not been reviewed by, passed on or submitted to any federal or state agency or commission, securities exchange or other regulatory body.

                  (c) The Purchaser is acquiring an interest in the Collateral
                      Interest without a view to any distribution, resale or other transfer thereof except, with respect to any Collateral Interest or any interest or participation therein, as contemplated in the following sentence. The Purchaser will not resell or otherwise transfer any interest or participation in the Collateral Interest, except in accordance with Section 9.07 of the Series Supplement and (i) in a transaction exempt from the registration requirements of the Securities Act and applicable state securities or "blue sky" laws; (ii) to a Transferor or any affiliate of a Transferor; or (iii) to a person who the Purchaser reasonably believes is a qualified institutional buyer (within the meaning thereof in Rule 144A under the Securities Act) that is aware that the resale or other transfer is being made in reliance upon Rule 144A. In connection therewith, the Purchaser hereby agrees that it will not resell or otherwise transfer the Collateral Interest or any interest therein unless the purchaser thereof provides to the addressee hereof a letter substantially in the form hereof.

                  (d) No portion of the Collateral Interest or any interest
                      therein may be Transferred, and each Assignee will certify that it is not, (a) an "employee benefit plan" (as defined in Section 3(3) of ERISA), including governmental plans and church plans, (b) any "plan" (as defined in Section 4975(e)(1) of the Code) including individual retirement accounts and Keogh plans, or (c) any other entity whose underlying assets include "plan assets" (within the meaning of Department of Labor Regulation Section 2510.3-101, 29 C.F.R. ss. 2510.3-101 or otherwise under
                      ERISA) by reason of a plan's investment in the entity, including, without limitation, an insurance company general account.

                  (e) This Investment Letter has been duly executed and
                      delivered and constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting the enforcement of creditors' rights generally and general principles of equity.

                                              Very truly yours,

                                              [NAME OF PURCHASER]

                                              By:  ___________________________
                                                 Name:
                                                 Title:
AGREED TO AS OF THE DATE FIRST ABOVE WRITTEN:

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION II, as Transferor

By:  _______________________
   Name:
   Title:

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION III LLC, as Transferor

By:  _______________________
   Name:
   Title:

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION IV LLC, as Transferor

By:  _______________________
   Name:
   Title:

                                      E-2